UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22535

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.
(Exact name of registrant as specified in charter)

2000 AVENUE OF THE STARS 12TH FLOOR LOS ANGELES, CALIFORNIA			90067
(Address of principal executive offices)			(Zip code)

Daniel J. Hall 2000 Avenue of the Stars, 12th Floor Los Angeles, California 90067		Copy to: P. Jay Spinola, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(310) 201-4100

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2017

Item 1.  Report to Stockholders.

Ares Dynamic Credit Allocation Fund, Inc.
(NYSE: ARDC)

Annual Report

October 31, 2017

Ares Dynamic Credit Allocation Fund, Inc.

Contents

Letter to Shareholders	2
Fund Profile & Financial Data	6
Schedule of Investments	7
Statement of Assets and Liabilities	18
Statement of Operations	19
Statement of Changes in Net Assets	20
Statement of Cash Flows	21
Financial Highlights	22
Notes to Financial Statements	23
Proxy & Portfolio Information	37
Dividend Reinvestment Plan	38
Corporate Information	43
Privacy Notice	44
Directors and Officers	45

Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders

October 31, 2017 (Unaudited)

Dear Shareholders,

We would like to start by thanking you for your interest and participation in the Ares Dynamic Credit Allocation Fund, Inc. ("ARDC" or the "Fund"). We appreciate the trust and confidence that you have demonstrated in Ares through your investment in ARDC.

Economic Conditions and Leveraged Finance Market Update

Throughout 2017, the global economy has continued to recover, corporate fundamentals have largely improved, monetary policy has remained supportive, rates continue to be low and there is still a large amount of capital searching for yield. These factors have supported risk assets in 2017 and have kept market volatility for the most part at bay. As a result, on a year-to-date basis, equities as measured by the S&P 500 Index have returned 16.91% through October, while the ICE BofAML High Yield Master II Index ("H0A0") has returned 7.46% and the Credit Suisse Leveraged Loan Index ("CSLLI") has returned 3.72%.

2017 began as a continuation of a favorable technical environment for leveraged finance assets that had perpetuated through much of the previous year. However, during March capital markets started to experience a bit of indigestion due to growing tension between monetary policy and fiscal policy amid a surge in new issuance and renewed volatility in oil prices. The market disruption seemed to be fairly orderly, however, as evidenced by credit spreads remaining close to cyclical tights and the market's largely positive reaction to the decision of the Federal Reserve ("Fed") to raise interest rates on March 15. Credit markets continued to advance once again during April and May but experienced mixed results in June 2017 due to volatility surrounding interest rates, a decline in oil prices and slightly weakening technical conditions within the loan market. On the monetary policy front, the Fed increased short-term interest rates on June 14, the third such hike since December 2016. The Fed's rhetoric surrounding the move was viewed as modestly more hawkish as the Fed upgraded its forecast for U.S. economic growth and unemployment this year, but cut its forecast for inflation. The Fed also announced that it would begin reducing its balance sheet by selling off some of the $4.5 trillion of holdings it amassed during its Quantitative Easing ("QE") programs. Aside from the first half of August, when idiosyncratic headlines and heavy new issue supply drove credit spreads temporarily wider, credit markets were largely resilient during the third quarter of 2017 as well. In July, performance rebounded from a June lull largely due to rising commodity prices, improving corporate earnings data and strengthening technical conditions. While capital markets ended August mostly flat, early in the month negative sentiment around elevated geopolitical tensions, political factors and a bout of volatility in oil prices challenged markets. During September, credit markets ground tighter as fiscal policy optimism and technical demand offset concerns around shifting monetary policy and heavy new issue supply. In addition, while the Fed decided to keep short term rates unchanged at its September meeting, Fed Chair Janet Yellen said in a statement the following week that it would be prudent to keep monetary policy on hold until the Fed's 2% core PCE target is achieved. General market consensus is that one more rate hike is expected before year-end, likely at the December meeting. Credit spreads compressed in October as a result of a combination of strong technicals and hopes for tax reform offsetting concerns over what a potential leadership change at the Fed could mean for monetary policy and increased idiosyncratic risks. On November 2, President Trump nominated Jerome Powell as the next chair of the Fed, and if confirmed by the Senate, Powell is expected to continue the "gradualist" approach to rate hikes currently being pursued by the Fed. Month-to-date in November, we have seen volatility re-enter the market but it has mostly been concentrated in a handful of specific sectors and flow names. We view the recent volatility as temporary as the underlying trends that have supported the credit rally so far in 2017 are relatively unchanged and we have seen buyers step in.

Economic expansion in the U.S. continued to progress during October as positive economic data releases coupled with policy optimism regarding tax reform continued to support investor sentiment. The U.S. Bureau of Labor Statistics reported that 227,000 jobs were added during the month of October as the labor market rebounded from disruptions linked to hurricanes Harvey and Irma. While the bounce-back fell short of the 310,000 consensus estimate, the unemployment rate fell to a new 16-year low of 4.1% against expectations it would remain at 4.2%. In addition, wages rose 0.5% in October bringing the year-to-date increase to 2.9%, which was ahead of consensus expectations from the prior month. In regard to broader economic growth, the U.S. Bureau of Economic Analysis reported in its advance estimate that the economy grew at a 3% annualized rate during the third quarter of the year, resulting in the first time back-to-back quarterly GDP growth reached 3% or better since 2014. The 3% growth rate exceeded the forecast of 2.5% despite the fact that economists expected a moderate slowdown in the third quarter due to destruction from the recent hurricanes. In addition, real consumer spending showed signs of strength during the third quarter rising 2.4%, exceeding the 2.2% forecast. On the

Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders (continued)

October 31, 2017 (Unaudited)

heels of solid U.S. macroeconomic growth, corporations continue to deliver strong earnings results. According to FactSet, of the companies in the S&P 500 that had reported as of November 6, 74% beat analysts' mean earnings per share consensus estimate while 66% beat the sales estimate for 3Q'17, underscoring an improving corporate fundamental backdrop. Despite the positive labor market indicators and strong corporate earnings data, the U.S. Federal Open Markets Committee ("FOMC") left interest rates unchanged as low inflation still remains below the Fed's target. In a statement released on November 1, the FOMC indicated the pace of economic expansion was upgraded from "moderate" in previous statements to "solid" signifying the increased likelihood of a December rate hike.

In terms of the political landscape, markets reacted positively to the announcement given that Powell would replace Yellen as Fed chair. Powell is expected to maintain monetary policy continuity with a gradual normalization of rates while rolling back certain post-financial crisis banking regulations. Moreover, we expect the market to closely evaluate the impacts of the tax reform proposal unveiled by Republicans in the U.S. House of Representatives on November 1 which, if passed, could be the most significant overhaul of the U.S. tax code in over 30 years.

Against a backdrop of continued economic strength in the Eurozone, Mario Draghi, President of the European Central Bank ("ECB"), announced late in October that the central bank would begin tapering its quantitative easing policy. Draghi indicated the ECB will continue to buy bonds through September of 2018, but will subsequently cut the pace of these purchases from €60 billion per month to €30 billion per month. In comparison to the Fed's 2013 policy of tapering $10 billion per month, the ECB plans to taper its QE program at a slower pace. Key economic indicators supporting the ECB decision include a declining jobless rate which fell below 9% for the first time since 2009. Additionally, GDP growth figures for the third quarter reported a seasonally adjusted increase of 0.6% to 2.5%.1 Notably, eastern and central European countries have been a bright spot for this recovery with the Czech Republic, Poland and Romania (among others) reporting GDP growth rates of 4.7%, 4.1% and 5.3%, respectively, in 2017.2 However, inflation levels remain a concern with a decrease from 1.5% to 1.4% in September. As a result, the ECB reiterated a cautious and patient approach to tapering its QE program. While the market's response to the ECB's tapering policy was relatively muted, the Bank of England's ("BOE") decision to raise interest rates for the first time in a decade triggered meaningful market reaction. When the BOE increased rates from 0.25% to 0.5%, the trading level of the Pound fell under pressure which resulted in the largest 1-day decrease against the euro in over a year.3 Meanwhile, geopolitical upheaval in Spain remains a concern as Catalonia separatists continue to call for independence from the government in Madrid. While the Spanish government has moved to exercise control in the region, the uncertainty has weighed on Spanish issued sovereign debt, as well as Southern European stocks despite a broadly rallying European market.

Turning to the CLO market, year-to-date through October 2017, global primary CLO issuance amounted to $109.6 billion across 203 deals, which has surpassed full year 2015 and 2016 volumes, only lagging full year 2014 volumes by ~25%, according to S&P LCD. 23 U.S. CLOs priced in October totaling ~$12.8 billion, and four European CLOs priced for a total of ~€1.8 billion. Given tight liability levels at the top of the stack and steady investor demand given attractive relative value to comparably rated assets, we expect an elevated supply of primary issue through the end of the year.4,5 Strong investor demand has resulted in unabated spread and yield tightening; a compressed credit curve; reduced tiering of risk; the abandonment of long-standing market conventions; and willingness by some investors to capitulate on terms and structure for the reward of access to larger allocations. In the primary market, U.S. new issue CLO AAAs in October priced at a new low of 115bps. CLO AAA through A spreads tightened 2-25bps month-over-month, and spreads at the bottom of the stack (BBB and BB) tightened 30-35bps. In Europe, primary spreads at the top of the stack compressed slightly, while spreads at the bottom of the stack were slightly wider month-over-month.6 Because of the amount of compression we have observed across the capital structure, we see less reward for moving 'down' the capital stack. In June, one could earn ~75bps of extra yield moving from double-A to single-A and pick-up an extra 125bps of yield moving from single-A to triple-B. Today, one can earn only 30bps of extra yield moving from double-A to single-A, and pick-up only 75bps moving from single-A to triple-B. We have seen these markets many times before over the past twenty years and we remain firm in our view that CLOs continue to provide an attractive source of risk-adjusted returns on both a relative and absolute value perspective. Our window into developing risks — some of which could represent surprises to the CLO market — suggests that our best opportunities may be around the corner, and we believe that we can produce favorable risk-adjusted long-term results by preparing for, and positioning for, market volatility in the future. These are the kinds of markets where we believe our process, team and technology platform can really shine. For additional information about the instruments in which ARDC invests, please refer to the Fund's shareholder report.

Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders (continued)

October 31, 2017 (Unaudited)

Ares Dynamic Credit Allocation Fund, Inc.

ARDC is a closed-end fund that trades on the New York Stock Exchange under the symbol "ARDC" and is externally managed by Ares Capital Management II LLC, a subsidiary of Ares Management, L.P. ARDC's investment objective is to provide an attractive level of total return, primarily through current income and, secondarily, through capital appreciation by investing in a broad, dynamically-managed portfolio of below investment grade senior secured loans, high yield corporate bonds and collateralized loan obligation securities.

On November 6, 2015, the Board of Directors (the "Board") of ARDC authorized the repurchase of shares of common stock of the Fund (the "Common Shares") on the open market when the Common Shares are trading on the New York Stock Exchange at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the net asset value ("NAV") of the Common Shares. The Fund may repurchase its outstanding Common Shares in open-market transactions at the Fund management's discretion. The Fund is not required to effect share repurchases. Any future purchases of Common Shares may not materially impact the discount of the market price of the Common Shares relative to its NAV and any narrowing of this discount that does result may not be maintained. Since inception of the program through October 31, 2017, we have repurchased 518,717 shares at an average price of $13.08, representing an average discount of -15.2%.

Portfolio Performance and Positioning

For the calendar year-to-date period through October 31, 2017 ARDC has returned 9.7% based on NAV, which compares to 3.7% for the CSLLI and 7.5% for the H0A0. On a last twelve months basis through October 31, 2017 ARDC has returned 13.3% based on NAV, which compares to 5.3% for the CSLLI and 9.1% for the H0A0. However, it is important to note that given its flexible mandate and focus on senior secured bank loans, high yield bonds and CLOs, we believe there is no single established benchmark that reasonably lends itself to comparison with ARDC7.

Although ARDC's overall allocation to CLO debt and equity increased by only 40bps over the past year to 25.5% as of October 31, 2017, we increased exposure to CLO equity by 240bps to 7.2% and decreased exposure to CLO debt by approximately 200bps to 18.4%. More specifically, we made important changes within the CLO investment category, including rotating out of lower coupon BBB tranches and into higher coupon mezzanine as well as equity tranches while still remaining focused on high credit quality opportunities. As a result, we were able to dramatically increase the weighted average coupon on the CLO portion of the portfolio from 7.6% as of October 31, 2016 to 9.6% as of October 31, 2017. This, in conjunction with rising LIBOR, allowed us to raise ARDC's monthly dividend in July to $0.1050 per common share from $0.1025 per common share to better align the Fund's distribution rate with its current and projected level of earnings. In addition, over the past year ARDC increased exposure to bonds by 310 bps to 46.8% as of October 31, 2017 while decreasing exposure to loans by 510 bps to 28.2% as of October 31, 2017 owing to our view that that bonds offered better relative value in light of improving macro fundamentals which tend to benefit bonds more than loans, a relative flat yield curve and repricing activity in the loan market reducing the value proposition of loans generally.

In conclusion, we maintain strong conviction in the ARDC portfolio and believe the Fund continues to be well positioned to take advantage of buying opportunities in both the new issue and secondary markets. We continue to believe that the ability to dynamically allocate is critical to successfully navigating an evolving market environment with headline and interest rate driven volatility. Thank you again for your continued support of ARDC. If you have any questions about the Fund, please call 1-877-855-3434, or visit the Fund's website at www.arespublicfunds.com.

Best Regards,

Ares Capital Management II LLC

Note: The opinions of the Adviser expressed herein are subject to change without notice. Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed. This article is distributed for educational purposes and should not be considered investment advice or an offer of any security for sale. This material may contain "forward-looking" information that is not purely historical in nature. No representations are made as to the accuracy of such information or that such information will be realized. Actual events or conditions are unlikely to be consistent with, and may differ materially from, those assumed. Past performance is not indicative of future results. Ares does not undertake any obligation to publicly update or review any forward-looking information, whether as a result of new information, future developments or otherwise, except as required by law

This may contain information sourced from BofA Merrill Lynch, used with permission. BofA Merrill Lynch's Global Research division's fixed income index platform is licensing the ICE BofAML Indices and related data "as is," makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML Indices or any data included in, related to, or derived therefrom, assumes no liability in connection with their use and does not sponsor, endorse, or recommend Ares Management, or any of its products or services.

Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders (continued)

October 31, 2017 (Unaudited)

The Credit Suisse Leveraged Loan Index ("CSLLI") is designed to mirror the investable universe of the $US-denominated leveraged loan market. The index inception is January 1992. The index frequency is daily, weekly and monthly. New loans are added to the index on their effective date if they qualify according to the following criteria: 1) Loan facilities must be rated "5B" or lower. That is, the highest Moody's/S&P ratings are Baa1/BB+ or Ba1/BBB+. If unrated, the initial spread level must be Libor plus 125 basis points or higher. 2) Only fully-funded term loan facilities are included. 3) The tenor must be at least one year. 4) Issuers must be domiciled in developed countries; issuers from developing countries are excluded.

The ICE BofAML US High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody's, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $250 million. In addition, qualifying securities must have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the US and Western Europe. The FX-G10 includes all Euro members, the US, Japan, the UK, Canada, Australia, New Zealand, Switzerland, Norway and Sweden. Original issue zero coupon bonds, 144a securities (both with and without registration rights), and pay-in-kind securities (including toggle notes) are included in the index. Callable perpetual securities are included provided they are at least one year from the first call date. Fixed-to-floating rate securities are included provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. Contingent capital securities ("cocos") are excluded, but capital securities where conversion can be mandated by a regulatory authority, but which have no specified trigger, are included. Other hybrid capital securities, such as those issues that potentially convert into preference shares, those with both cumulative and non-cumulative coupon deferral provisions, and those with alternative coupon satisfaction mechanisms, are also included in the index. Securities issued or marketed primarily to retail investors, equity-linked securities, securities in legal default, hybrid securitized corporates, Eurodollar bonds (USD securities not issued in the US domestic market), taxable and tax-exempt US municipal securities and DRD-eligible securities are excluded from the index.

1 Eurostat, October 31, 2017

2 The Wall Street Journal, "Eastern Europe Set for Strongest Economic Growth Since Crisis," November 7, 2017

3 The Wall Street Journal, "Sterling, Bond Yields Tumble on BOE Rate Rise," November 2, 2017

4 Source: S&P Capital IQ LCD. "Global Databank," October 31, 2017.

5 Source: S&P Capital IQ LCD. "Global CLO Roundup: US Primary AAA Spreads Reach New Low of 115bps," October 30, 2017.

6 Source: Wells Fargo. "The CLO Monthly Market Overview," November 2, 2017.

7 Past performance is not indicative of future results.

Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Fund Profile & Financial Data

October 31, 2017 (Unaudited)

Portfolio Characteristics as of 10.31.17

Weighted Average Floating Coupon[1]	6.18%
Weighted Average Bond Coupon[2]	8.30%
Current Distribution Rate[3]	7.66%
Dividend Per Share	$0.1050

1 The weighted-average gross interest rate on the pool of loans as of October 31, 2017.

2 The weighted-average gross interest rate on the pool of bonds at the time the securities were issued.

3 Monthly dividend per share annualized and divided by the October 31, 2017 market price per share. The Fund's October 2017 distributions were comprised of net investment income and short-term capital gains. The distribution rate alone is not indicative of Fund performance. To the extent that any portion of the current distributions were estimated to be sourced from something other than income, such as return of capital, the source would have been disclosed in a Section 19(a) Notice located under the "Investor Information" section of the Fund's website. Please note that the distribution classifications are preliminary and certain distributions may be re-classified at year end. Please refer to year-end tax documents for the final classifications of the Fund's distributions for a given year.

Top 10 Holdings4 as of 10.31.17

Builders FirstSource, Inc.	1.28%
Fairmount Santrol Holdings Inc.	1.25%
Anglo American, PLC	1.14%
GCP Applied Technologies, Inc.	1.14%
FTS International, Inc.	1.02%
Fortescue Metals Group Ltd.	1.02%
Immucor, Inc.	1.01%
Vizient, Inc.	0.99%
Tegna, Inc.	0.97%
LCM XXIII Limited Partnership	0.96%

4 Market value percentage may represent multiple instruments by the named issuer and/or multiple issuers being consolidated to the extent they are owned by the same parent company. These values may be different than the issuer concentrations in certain regulatory filings.

Performance as of 10.31.17

	Market	NAV
1 Month	0.95%	0.98%
Year to Date	16.26%	9.67%
3 Years (annualized)	8.25%	6.53%
Since Inception**	4.28%	6.32%

**Since Inception of fund (11/27/2012) and annualized. Source: Ares

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Since Inception returns assume a purchase of common shares at the initial offering price of $20.00 per share for market price returns or initial net asset value (NAV) of $19.10 per share for NAV returns. Returns for periods of less than one year are not annualized. All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan (DRIP) for market price returns or NAV for NAV returns.

Portfolio Composition as of 10.31.17

As of 10.31.17, the Fund held a negative traded cash balance of -1.41%.

Fixed vs. Floating Rate as of 10.31.17

Industry Allocation5 as of 10.31.17

5 Merrill Lynch industry classifications weighted by market value. These values may be different than industry classifications in certain regulatory filings.

This data is subject to change on a daily basis.

Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments

October 31, 2017

Senior Loans 39.4%(b)(h)(l)

	Principal Amount	Value(a)
Aerospace and Defense 3.4%
Air Methods Corporation, Initial 1st Lien Term Loan, LIBOR + 3.50%, 4.83%, 04/22/2024(f)	$2,618,943	$2,612,396
Engility Holdings, Inc., 1st Lien Term Loan B-2, LIBOR + 3.50%, 4.49%, 08/14/2023(f)	1,206,618	1,220,626
Hensoldt Holding Germany GmbH, Facility 1st Lien Term Loan B-2 (Germany), EURIBOR + 3.75%, 3.75%, 02/28/2024(f)	€3,000,000	3,525,734
Sequa Mezzanine Holdings LLC, Initial 1st Lien Term Loan, LIBOR + 5.50%, 6.87%, 11/26/2021(f)	$1,887,542	1,901,114
Sequa Mezzanine Holdings LLC, Initial 2nd Lien Term Loan, LIBOR + 9.00%, 10.37%, 04/28/2022(f)	1,291,251	1,324,346
StandardAero Aviation Holdings, Inc., Initial 1st Lien Term Loan (Canada), LIBOR + 3.75%, 4.99%, 07/07/2022(f)	1,735,332	1,758,464
StandardAero Aviation Holdings, Inc., 1st Lien Term Loan, L+ 3.75%, 07/07/2022(c)(m)	1,619,835	1,634,008
		13,976,688
Automotive 0.4%
CH Hold Corporation, Initial 2nd Lien Term Loan, LIBOR + 7.25%, 8.49%, 02/01/2025(f)	1,464,592	1,495,715
Banking, Finance, Insurance & Real Estate 1.2%
Asurion, LLC, 1st Lien Term Loan B-5, LIBOR + 3.00%, 4.24%, 11/03/2023(f)	997,494	1,005,603
Asurion, LLC, 2nd Lien Term Loan B-2, LIBOR + 6.00%, 7.24%, 08/04/2025(f)	2,549,695	2,630,980
Gulf Finance, LLC, Tranche B 1st Lien Term Loan, LIBOR + 5.25%, 6.59%, 08/25/2023(f)	1,462,954	1,412,673
		5,049,256
Beverage, Food and Tobacco 0.5%
Candy Intermediate Holdings, Inc., Initial 1st Lien Term Loan, LIBOR + 4.50%, 5.74%, 06/15/2023(f)	1,999,052	1,996,553

Senior Loans(b)(h)(l) (continued)

	Principal Amount	Value(a)
Business Equipment & Services 0.4%
CCC Information Services, Inc., Initial 2nd Lien Term Loan, LIBOR + 6.75%, 7.99%, 04/28/2025(f)	$1,425,532	$1,463,850
Chemicals, Plastics & Rubber 2.2%
Diamond (BC) B.V., Initial 1st Lien Term Loan, (Netherlands), EURIBOR + 3.25%, 3.25%, 09/06/2024(f)	€1,363,636	1,587,212
HII Holding Corporation, 1st Lien Term Loan, LIBOR + 3.25%, 4.58%, 12/20/2019(f)	$989,137	989,760
HII Holding Corporation, 2nd Lien Term Loan, LIBOR + 8.50%, 9.83%, 12/21/2020(f)	1,500,000	1,505,625
Kraton Polymers, LLC, 1st Lien Term Loan, LIBOR + 3.00%, 4.24%, 01/06/2022(f)	1,369,327	1,387,881
PQ Corporation, Tranche B-1 1st Lien Term Loan, LIBOR + 3.25%, 4.63%, 11/04/2022(f)	1,231,343	1,245,971
Tronox Blocked Borrower, LLC, 1st Lien Term Loan , (Netherlands), LIBOR + 3.00%, 4.32%, 09/23/2024(f)	481,155	484,965
Tronox Finance, LLC, Initial 1st Lien Term Loan , (Netherlands), LIBOR + 3.00%, 4.32%, 09/23/2024(f)	1,110,357	1,119,151
Vantage Specialty Chemicals, Inc., 1st Lien Term Loan, L+ 4.00%, 10/19/2024(c)	800,000	807,000
		9,127,565
Construction & Building 2.2%
Fairmount Santrol Inc. (fka Fairmount Minerals, Ltd.), Tranche B-2 1st Lien Term Loan, L+ 2.50%, 09/05/2019(c)	3,582,219	3,573,263
Fairmount Santrol Inc. (fka Fairmount Minerals, Ltd.), 1st Lien Term Loan, L+7.00%, 10/27/2022(c)	3,622,642	3,631,698
Forterra Finance, LLC, 1st Lien Term Loan, LIBOR + 3.00%, 4.24%, 10/25/2023(f)	2,091,578	1,745,171
		8,950,132

Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2017

Senior Loans(b)(h)(l) (continued)

	Principal Amount	Value(a)
Consumer Goods: Durable 0.5%
Comfort Holding, LLC, Initial 2nd Lien Term Loan, LIBOR + 10.00%, 11.24%, 02/03/2025(f)	$1,263,158	$1,010,526
Revlon Consumer Products Corporation, Initial 1st Lien Term Loan B, LIBOR + 3.50%, 4.74%, 09/07/2023(f)	997,481	859,081
		1,869,607
Containers, Packaging & Glass 1.4%
Albea Beauty Holdings S.A, Facility 1st Lien Term Loan B , (Luxembourg), LIBOR + 3.75%, 5.16%, 04/12/2024(f)	2,992,500	3,004,979
Berlin Packaging, LLC, Initial 2nd Lien Term Loan, LIBOR + 6.75%, 7.99%, 09/30/2022(f)	750,000	756,877
Fort Dearborn Holding Company, Inc., 2nd Lien Term Loan, LIBOR + 8.50%, 9.84%, 10/21/2024(f)(m)	625,000	618,750
Pregis Holding I Corporation, 1st Lien Term Loan, LIBOR + 3.50%, 4.83%, 05/20/2021(f)	1,347,470	1,347,470
		5,728,076
Energy: Oil & Gas 5.2%
BCP Raptor, LLC, Initial 1st Lien Term Loan, LIBOR + 4.25%, 5.52%, 06/24/2024(f)	2,094,750	2,116,347
California Resources Corporation, 1st Lien Term Loan, LIBOR + 10.375%, 11.61%, 12/31/2021(f)	1,925,000	2,061,348
Chesapeake Energy Corp., Class A 1st Lien Term Loan, LIBOR + 7.50%, 8.81%, 08/23/2021(f)	4,750,000	5,090,432
Chief Exploration & Development, LLC, 2nd Lien Term Loan, L+ 6.50%, 05/16/2021(c)	2,500,000	2,441,675
FTS International, Inc., Initial 1st Lien Term Loan, LIBOR + 4.75%, 5.99%, 04/16/2021(f)	3,500,000	3,410,750
MEG Energy Corporation, 1st Lien Term Loan B , (Canada), LIBOR + 3.50%, 4.83%, 12/31/2023(f)	1,413,147	1,416,864
Pardus Oil & Gas, LLC, 2nd Lien Term Loan, LIBOR + 5.00%, 5.00%, 05/13/2022(d)(e)(f)	164,252	—

Senior Loans(b)(h)(l) (continued)

	Principal Amount	Value(a)
Pardus Oil & Gas, LLC, Tranche A 1st Lien Term Loan, LIBOR + 13.00%, 13.00%, 11/12/2021(d)(e)(f)	$318,334	$28,650
Pardus Oil & Gas, LLC, Tranche B 1st Lien Term Loan, 13.00%, 11/12/2021(d)(e)(j)	107,898	(98,187)
Summit Midstream Partners Holdings, LLC, 1st Lien Term Loan, L+ 6.00%, 05/13/2022(c)	2,500,000	2,543,750
Traverse Midstream Partners, LLC, 1st Lien Term Loan B, LIBOR + 4.00%, 5.33%, 09/21/2024(f)	2,616,822	2,650,187
		21,661,816
Healthcare & Pharmaceuticals 4.3%
Albany Molecular Research, Inc., Initial 1st Lien Term Loan, LIBOR + 3.25%, 4.58%, 08/30/2024(f)	1,975,806	1,989,400
Albany Molecular Research, Inc., Initial 2nd Lien Term Loan, LIBOR + 7.00%, 8.33%, 08/30/2025(f)	2,223,068	2,259,193
Centene Corporation, Bridge Term Loan, L+ 3.50%, 09/13/2018(c)(e)(j)	3,000,000	—
Envigo Holdings, Inc., 1st Lien Term Loan, LIBOR + 8.50%, 9.74%, 11/03/2021(f)	1,145,270	1,139,544
Ethypharm SA, Facility 1st Lien Term Loan B, (France), LIBOR + 3.50%, 3.50%, 07/21/2023(f)	€1,112,582	1,305,573
Immucor, Inc., 1st Lien Term Loan B-3, LIBOR + 5.00%, 6.31%, 06/15/2021(f)	$2,921,046	2,974,910
Nidda Healthcare Holding AG, 1st Lien Term Loan B-2 , (Germany), L+ 3.50%, 09/27/2024(c)	€402,630	471,120
Nidda Healthcare Holding AG, 1st Lien Term Loan, (Germany), L+ 3.50%, 09/20/2024 (c)	1,996,018	2,335,554
Press Ganey Holdings, Inc., 1st Lien Term Loan, L+ 3.00%, 10/23/2023(c)	$1,911,657	1,925,995
Press Ganey Holdings, Inc., 2nd Lien Term Loan, LIBOR + 6.50%, 7.74%, 10/21/2024(f)	474,755	480,689
Radnet Management, Inc., 1st Lien Term Loan B-1, LIBOR + 2.75%, 5.11%, 06/30/2023(f)(m)	2,862,338	2,898,117

Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2017

Senior Loans(b)(h)(l) (continued)

	Principal Amount	Value(a)
Valeant Pharmaceuticals International, Inc., Tranche B 1st Lien Term Loan, (Canada), LIBOR + 4.75%, 5.99%, 04/01/2022(f)	$157,172	$160,611
		17,940,706
High Tech Industries 3.5%
Applied Systems, Inc., Initial 1st Lien Term Loan, LIBOR + 3.25%, 4.57%, 09/19/2024(f)	2,294,118	2,322,152
Applied Systems, Inc., Initial 2nd Lien Term Loan, LIBOR + 7.00%, 8.32%, 09/19/2025(f)	516,129	531,613
Cologix, Inc., 2nd Lien Term Loan, LIBOR + 7.00%, 8.24%, 03/20/2025(f)	2,400,000	2,416,008
Colorado Buyer, Inc., Initial 2nd Lien Term Loan, LIBOR + 7.25%, 8.57%, 05/01/2025(f)	1,057,692	1,072,680
Integrated Device Technology, Inc., Initial 1st Lien Term Loan B, LIBOR + 3.00%, 4.24%, 04/04/2024(f)	1,356,202	1,368,068
Kemet Corporation, Initial 1st Lien Term Loan, LIBOR + 6.00%, 7.24%, 04/26/2024(f)	2,019,847	2,034,996
Rocket Software, Inc., 1st Lien Term Loan, LIBOR + 4.25%, 5.58%, 10/14/2023(f)	1,243,372	1,258,528
Rocket Software, Inc., 2nd Lien Term Loan, LIBOR + 9.50%, 10.83%, 10/11/2024(f)(m)	1,103,014	1,103,014
TIBCO Software, Inc., 1st Lien Term Loan B-1, LIBOR + 3.50%, 4.75%, 12/04/2020(f)	1,000,000	1,005,630
Veritas, Ltd., 1st Lien Term Loan B, LIBOR + 4.50%, 5.83%, 01/27/2023(f)	1,492,500	1,503,425
		14,616,114
Hotel, Gaming & Leisure 0.4%
Golden Nugget, Inc., Initial 1st Lien Term Loan B, LIBOR + 3.25%, 4.55%, 10/04/2023(f)	831,233	839,429
Mohegan Tribal Gaming Authority, 1st Lien Term Loan B, LIBOR + 4.00%, 5.24%, 10/13/2023(f)	1,000,000	1,010,780
		1,850,209

Senior Loans(b)(h)(l) (continued)

	Principal Amount	Value(a)
Industrials 0.4%
Dynacast International, LLC, 1st Lien Term Loan B-2, LIBOR + 3.25%, 4.58%, 01/28/2022(f)	$1,065,539	$1,073,531
Wrangler Buyer Corporation, Initial 1st Lien Term Loan, LIBOR + 3.00%, 4.24%, 09/27/2024(f)	703,125	709,024
		1,782,555
Media: Advertising, Printing & Publishing 1.0%
Harland Clarke Holdings Corporation, Tranche B-6 1st Lien Term Loan, LIBOR + 5.50%, 6.83%, 02/09/2022(f)	2,661,963	2,661,484
Lee Enterprises, Inc., 1st Lien Term Loan, LIBOR + 6.25%, 7.49%, 03/31/2019(f)	249,596	249,596
Tribune Publishing Company, Initial 1st Lien Term Loan, LIBOR + 4.75%, 5.99%, 08/04/2021(f)(m)	1,360,000	1,377,000
		4,288,080
Media: Diversified & Production 1.4%
Delta 2 (LUX) Sarl, Facility 1st Lien Term Loan B-3, (Luxembourg), LIBOR + 3.00%, 4.24%, 02/01/2024(f)	1,820,513	1,833,784
Equinox Holdings, Inc., Initial 1st Lien Term Loan, LIBOR + 3.25%, 4.49%, 03/08/2024(f)	1,990,000	2,004,308
Equinox Holdings, Inc., Initial 2nd Lien Term Loan, LIBOR + 7.00%, 8.24%, 09/06/2024(f)	2,050,000	2,085,875
		5,923,967
Metals & Mining 0.5%
Murray Energy Holdings Co., 1st Lien Term Loan B-2, LIBOR + 7.25%, 8.58%, 04/16/2020(f)	2,244,022	1,994,779
Printing and Publishing 0.7%
Dex Media, Inc., 1st Lien Term Loan, LIBOR + 10.00%, 11.24%, 07/29/2021(f)	2,710,378	2,767,974
Retail 5.1%
Academy, Ltd., Initial 1st Lien Term Loan, LIBOR + 4.00%, 5.24%, 07/01/2022(f)	1,495,920	1,099,845

Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2017

Senior Loans(b)(h)(l) (continued)

	Principal Amount	Value(a)
BJ's Wholesale Club, Inc., Initial 2nd Lien Term Loan, LIBOR + 7.50%, 8.74%, 02/03/2025(f)	$1,724,138	$1,663,793
GOBP Holdings, Inc., 1st Lien Term Loan, LIBOR + 3.50%, 4.83%, 10/21/2021(f)	2,200,972	2,190,892
GOBP Holdings, Inc., 2nd Lien Term Loan, LIBOR + 8.25%, 9.58%, 10/21/2022(f)	2,500,000	2,504,700
Harbor Freight Tools USA, Inc., Initial 1st Lien Term Loan, LIBOR + 3.25%, 4.49%, 08/18/2023(f)	3,637,444	3,657,668
J.C. Penney Corp., Inc., 1st Lien Term Loan, LIBOR + 4.25%, 5.57%, 06/23/2023(f)	3,415,465	3,126,107
Petco Animal Supplies, Inc., 1st Lien Term Loan, LIBOR + 3.00%, 4.38%, 01/26/2023(f)	2,954,981	2,412,003
Rite Aid Corporation, 2nd Lien Term Loan, LIBOR + 4.75%, 6.00%, 08/21/2020(f)	3,000,000	3,015,000
Toys 'R' Us-Delaware, Inc., 1st Lien Term Loan, LIBOR + 6.75%, 8.00%, 01/22/2019(f)	1,232,098	1,232,098
		20,902,106
Service & Equipment 0.2%
TMK Hawk Parent, Corp., 1st Lien Delayed Draw Term Loan, L+ 3.50%, 08/28/2024(c)(j)	32,289	331
TMK Hawk Parent, Corp., Initial 1st Lien Term Loan, LIBOR + 3.50%, 4.88%, 08/28/2024(f)	723,267	730,680
		731,011
Services: Business 1.3%
Affinion Group, Inc., 1st Lien Term Loan, L+ 7.75%, 05/10/2022(c)	2,000,000	2,008,120
CASMAR (Australia) PTY, Ltd., 1st Lien Term Loan B , (Australia), LIBOR + 4.50%, 5.83%, 12/07/2023(f)(m)	880,195	886,797
Conduent Business Services, LLC, 1st Lien Term Loan B, LIBOR + 3.00%, 4.24%, 12/07/2023(f)	992,500	1,000,569
Solera, LLC, 1st Lien Term Loan, LIBOR + 3.25%, 4.49%, 03/03/2023(f)	1,477,500	1,488,153
		5,383,639

Senior Loans(b)(h)(l) (continued)

	Principal Amount	Value(a)
Services: Consumer 1.7%
General Nutrition Centers, Inc., Tranche B 1st Lien Term Loan, L+ 2.50%, 03/04/2019(c)	$3,535,115	$3,354,435
Techem AG GmbH, Facility 1st Lien Term Loan B, (Germany), L+ 3.00%, 10/02/2024(c)	€2,666,667	3,125,846
University Support Services, LLC, 1st Lien Term Loan, LIBOR + 4.25%, 5.50%, 07/06/2022(f)	$631,788	636,792
		7,117,073
Technology 0.6%
Allflex Holdings III, Inc., (U.S.), Initial 2nd Lien Term Loan, LIBOR + 7.00%, 8.36%, 07/19/2021(f)	2,452,830	2,458,962
Telecommunications 0.9%
Coral-US Co-Borrower, LLC, 1st Lien Term Loan B-3, LIBOR + 3.50%, 4.74%, 01/31/2025(f)	2,635,417	2,644,878
Frontier Communications Corporation, 1st Lien Term Loan B-1, LIBOR + 3.75%, 4.99%, 06/15/2024(f)	1,027,425	976,598
		3,621,476
Total Senior Loans (Cost: $162,440,463)		162,697,909

Corporate Bonds 65.4%

Aerospace and Defense 2.7%
Air Methods Corp., 144A, 8.00%, 05/15/2025	2,491,000	2,416,270
Bombardier, Inc., 144A, (Canada), 8.75%, 12/01/2021	2,250,000	2,503,125
Engility Corporation, 8.88%, 09/01/2024	3,175,000	3,460,750
Leidos, Inc., 7.13%, 07/01/2032	2,500,000	2,775,000
		11,155,145
Automotive 1.0%
Dana Financing Luxembourg Sarl, 144A, (Luxembourg), 6.50%, 06/01/2026	1,500,000	1,631,250
Navistar International Corporation, 8.25%, 11/01/2021	2,500,000	2,509,750
		4,141,000

Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2017

Corporate Bonds (continued)

	Principal Amount	Value(a)
Banking, Finance, Insurance & Real Estate 3.6%
Ally Financial, Inc., 7.50%, 09/15/2020	$2,500,000	$2,815,625
Builders FirstSource, Inc., 144A, 10.75%, 08/15/2023	6,475,000	7,365,312
Summit Materials, LLC 8.50%, 04/15/2022	4,325,000	4,833,188
		15,014,125
Beverage, Food and Tobacco 0.5%
Clearwater Seafoods, Inc., 144A, (Canada), 6.88%, 05/01/2025	600,000	634,500
Premier Foods Finance PLC, 144A, (Great Britain), LIBOR + 5.00%, 5.37%, 07/15/2022(f)	£1,200,000	1,602,786
		2,237,286
Capital Equipment 1.1%
Welbilt, Inc., 9.50%, 02/15/2024	$3,988,000	4,561,275
Chemicals, Plastics & Rubber 4.7%
Aruba Investments, Inc., 144A, 8.75%, 02/15/2023	2,500,000	2,550,000
GCP Applied Technologies, 144A, 9.50%, 02/01/2023	5,875,000	6,580,000
Kraton Polymers, LLC, 144A, 7.00%, 04/15/2025	909,000	981,720
Kraton Polymers, LLC, 144A, 10.50%, 04/15/2023	1,750,000	1,986,250
Platform Specialty Products Corporation, 10.38%, 05/01/2021	2,963,000	3,214,855
Tronox Finance, LLC, 144A, 7.50%, 03/15/2022	1,750,000	1,835,312
Venator Finance Sarl, (Great Britain), 5.75%, 07/15/2025	2,000,000	2,115,000
		19,263,137
Consumer Goods: Durable 1.7%
Manitowoc Co., Inc., 144A, 12.75%, 08/15/2021	3,370,000	3,875,500
Spectrum Brands, Inc., 6.63%, 11/15/2022	2,975,000	3,092,453
		6,967,953

Corporate Bonds (continued)

	Principal Amount	Value(a)
Containers, Packaging & Glass 3.2%
Ardagh Packaging Finance PLC, 144A, (Ireland), 7.25%, 05/15/2024	$3,000,000	$3,296,250
Crown Cork & Seal Co., Inc., 7.38%, 12/15/2026	3,350,000	3,936,250
Guala Closures SpA, 144A, (Italy), EURIBOR + 4.75%, 4.75%, 11/15/2021(f)	€3,000,000	3,516,996
Multi-Color Corporation, 4.88%, 11/01/2025	$2,500,000	2,525,000
		13,274,496
Energy: Oil & Gas 9.4%
Calfrac Holdings, L.P., 144A, 7.50%, 12/01/2020	750,000	735,000
Denbury Resources, Inc., 144A, 9.00%, 05/15/2021	3,750,000	3,665,625
Energy Transfer Equity, L.P., 7.50%, 10/15/2020	4,130,000	4,646,250
Extraction Oil and Gas, Inc., 144A, 7.88%, 07/15/2021	3,000,000	3,180,000
Extraction Oil and Gas, Inc., 7.38%, 05/15/2024(i)	1,143,000	1,217,295
FTS International, Inc., 6.25%, 05/01/2022	500,000	485,000
FTS International, Inc., LIBOR + 7.50%, 8.82%, 06/15/2020(f)	1,975,000	2,016,969
Laredo Petroleum, Inc., 7.38%, 05/01/2022	4,475,000	4,659,594
MEG Energy Corp., 144A, (Canada), 6.50%, 01/15/2025	780,000	776,100
MEG Energy Corp., 144A, (Canada), 7.00%, 03/31/2024	1,000,000	907,500
Newfield Exploration Co, 5.63%, 07/01/2024	2,000,000	2,162,500
Rowan Cos, Inc., 144A, 7.38%, 06/15/2025	3,000,000	3,022,440
Targa Resources Partners L.P., 6.75%, 03/15/2024	1,500,000	1,616,250
Weatherford International, Ltd., (Bermuda), 9.63%, 03/01/2019	1,000,000	1,065,000
Weatherford International, Ltd., (Bermuda), 9.88%, 02/15/2024	1,766,000	1,889,620

Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2017

Corporate Bonds (continued)

	Principal Amount	Value(a)
Williams Cos, Inc., 7.88%, 09/01/2021	$1,250,000	$1,468,750
Williams Cos, Inc., 8.75%, 03/15/2032	2,500,000	3,293,750
WPX Energy, Inc., 7.50%, 08/01/2020	1,832,000	1,987,720
		38,795,363
Healthcare & Pharmaceuticals 5.6%
DJO Finance, LLC, 144A, 8.13%, 06/15/2021	3,163,000	3,020,665
Greatbatch, Ltd., 144A, 9.13%, 11/01/2023	1,500,000	1,623,750
HCA Healthcare, Inc., 5.25%, 04/15/2025	1,500,000	1,597,500
Immucor, Inc., 144A, 11.13%, 02/15/2022	2,750,000	2,887,500
MPH Acquisition Holdings, LLC, 144A, 7.13%, 06/01/2024	1,250,000	1,345,312
Surgery Center Holdings, Inc., 144A, 8.88%, 04/15/2021	1,500,000	1,533,750
Tenet Healthcare Corporation, 8.13%, 04/01/2022	500,000	502,500
Tenet Healthcare Corporation, 144A, 7.00%, 08/01/2025	375,000	343,594
Valeant Pharmaceuticals International, Inc., 144A, (Canada), 6.75%, 08/15/2021	1,250,000	1,210,938
Valeant Pharmaceuticals International, Inc., 144A, (Canada), 5.63%, 12/01/2021	1,000,000	911,250
Valeant Pharmaceuticals International, Inc., 144A, (Canada), 6.13%, 04/15/2025	500,000	420,000
Valeant Pharmaceuticals International, Inc., 144A, (Canada), 7.50%, 07/15/2021	2,250,000	2,213,437
Vizient, Inc., 10.38%, 03/01/2024	5,000,000	5,700,000
		23,310,196
High Tech Industries 3.7%
Diebold Nixdorf, Inc., 8.50%, 04/15/2024	1,100,000	1,156,375
Genesys Telecommunications Laboratories Inc, 144A, 10.00%, 11/30/2024	4,250,000	4,797,187

Corporate Bonds (continued)

	Principal Amount	Value(a)
Microsemi Corporation, 144A, 9.13%, 04/15/2023	$2,931,000	$3,334,013
TIBCO Software, Inc., 144A, 11.38%, 12/01/2021	1,000,000	1,092,500
Veritas US, Inc., 144A, 10.50%, 02/01/2024	2,000,000	2,130,000
Western Digital Corporation, 10.50%, 04/01/2024	1,500,000	1,760,250
Western Digital Corporation, 144A, 7.38%, 04/01/2023	1,000,000	1,095,000
		15,365,325
Hotel, Gaming & Leisure 2.2%
Golden Nugget, Inc., 144A, 8.75%, 10/01/2025	2,500,000	2,568,750
Jack Ohio Finance, LLC, 144A, 6.75%, 11/15/2021	1,000,000	1,067,500
Jack Ohio Finance, LLC, 144A, 10.25%, 11/15/2022	1,865,000	2,051,500
MGM Resorts International, 8.63%, 02/01/2019	1,000,000	1,071,250
Mohegan Gaming & Entertainment, 144A, 7.88%, 10/15/2024	2,222,000	2,366,430
		9,125,430
Industrials 0.2%
Waste Industries USA, Inc., 144A, 6.00%, 10/01/2025	795,000	812,888
Media: Advertising, Printing & Publishing 2.6%
EMI Music Publishing Group North America Holdings, Inc., 144A, 7.63%, 06/15/2024	2,900,000	3,244,375
Harland Clarke Holdings Corporation, 144A, 9.25%, 03/01/2021	1,250,000	1,275,000
Lee Enterprises, Inc., 144A, 9.50%, 03/15/2022	4,375,000	4,517,188
Time, Inc., 7.50%, 10/15/2025	1,875,000	1,882,031
		10,918,594
Media: Broadcasting & Subscription 5.7%
Belo Corp., 7.25%, 09/15/2027	5,000,000	5,587,500
CSC Holdings, LLC, 8.63%, 02/15/2019	2,000,000	2,142,500

Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2017

Corporate Bonds (continued)

	Principal Amount	Value(a)
CSC Holdings, LLC, 144A, 10.13%, 01/15/2023	$1,000,000	$1,145,000
CSC Holdings, LLC, 144A, 10.88%, 10/15/2025	1,760,000	2,156,000
Lamar Media Corp., 5.38%, 01/15/2024	2,000,000	2,100,000
Sinclair Television Group, Inc., 6.13%, 10/01/2022	2,000,000	2,062,500
Tribune Media Co., 5.88%, 07/15/2022	3,000,000	3,112,500
Wave Holdco LLC, 144A, 8.25% Cash or 9.00% PIK, 07/15/2019(g)	1,000,000	1,000,000
WaveDivision Escrow, LLC, 144A, 8.13%, 09/01/2020	4,000,000	4,092,400
		23,398,400
Media: Diversified & Production 0.7%
Life Time Fitness, Inc., 144A, 8.50%, 06/15/2023	2,745,000	2,930,288
Metals & Mining 8.2%
Anglo American Capital PLC, 144A, (Great Britian), 9.38%, 04/08/2019	6,000,000	6,601,740
Constellium NV, 144A, (Netherlands), 5.75%, 05/15/2024	500,000	503,750
Constellium NV, 144A, (Netherlands), 8.00%, 01/15/2023	3,500,000	3,749,375
First Quantum Minerals, Ltd., 144A, (Canada), 7.25%, 04/01/2023	2,500,000	2,643,750
First Quantum Minerals, Ltd., 144A, (Canada), 7.50%, 04/01/2025	1,500,000	1,588,125
FMG Resources Pty, Ltd., 144A, (Australia), 9.75%, 03/01/2022	5,250,000	5,866,875
Freeport-McMoRan, Inc., 6.50%, 11/15/2020	1,500,000	1,528,125
Freeport-McMoRan, Inc., 6.88%, 02/15/2023	1,500,000	1,640,805
Grinding Media, Inc., 144A, 7.38%, 12/15/2023	1,100,000	1,196,250
Hudbay Minerals, Inc., 144A, (Canada), 7.63%, 01/15/2025	2,000,000	2,205,000
Murray Energy Holdings Co., 144A, 11.25%, 04/15/2021	2,000,000	1,100,000

Corporate Bonds (continued)

	Principal Amount	Value(a)
Peabody Energy Corporation, 144A, 6.00%, 03/31/2022	$960,000	$988,800
Peabody Energy Corporation, 144A, 6.38%, 03/31/2025	350,000	360,937
Teck Resources, Ltd., 144A, (Canada), 8.50%, 06/01/2024	1,500,000	1,717,500
Zekelman Industries, Inc., 144A, 9.88%, 06/15/2023	1,850,000	2,090,500
		33,781,532
Retail 1.3%
JC Penney Corporation, Inc., 8.13%, 10/01/2019	923,000	920,692
L Brands, Inc., 8.50%, 06/15/2019	4,000,000	4,370,000
		5,290,692
Services: Business 1.5%
Conduent Finance, Inc., 144A, 10.50%, 12/15/2024	1,750,000	2,060,625
Solera, LLC, 144A, 10.50%, 03/01/2024	3,479,000	3,966,060
		6,026,685
Telecommunications 3.9%
Altice Financing S.A., 144A, (Luxembourg), 6.63%, 02/15/2023	1,000,000	1,054,100
Altice Financing S.A., 144A, (Luxembourg), 7.50%, 05/15/2026	2,000,000	2,192,500
Digicel Group, Ltd., 144A, (Bermuda), 8.25%, 09/30/2020	3,500,000	3,460,625
SFR Group SA, 144A, (France), 7.38%, 05/01/2026	5,000,000	5,375,000
Sprint Capital Corp., 6.90%, 05/01/2019	1,000,000	1,055,000
Sprint Corp., 7.63%, 02/15/2025	1,000,000	1,096,250
Virgin Media Secured Finance PLC, 144A, (Great Britain), 5.25%, 01/15/2026	2,000,000	2,075,400
		16,308,875
Transportation: Consumer 0.5%
Air Medical Group Holdings, Inc., 144A, 6.38%, 05/15/2023	2,000,000	1,930,000

Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2017

Corporate Bonds (continued)

	Principal Amount	Value(a)
Utilities: Electric 1.4%
Dynegy, Inc., 7.63%, 11/01/2024	$1,250,000	$1,365,625
Dynegy, Inc., 144A, 8.00%, 01/15/2025	1,500,000	1,638,750
NRG Energy, Inc., 7.25%, 05/15/2026	2,500,000	2,709,375
		5,713,750
Total Corporate Bonds (Cost: $261,353,831)		270,322,435

Collateralized Loan Obligations 35.7%(h)(l)(m)

Collateralized Loan Obligations — Debt 25.6%(f)
AMMC CLO XIII, Ltd., (Cayman Islands), LIBOR + 6.95%, 8.32%, 07/24/2029	2,000,000	2,039,064
AMMC CLO XIV, Ltd., (Cayman Islands), LIBOR + 7.35%, 8.72%, 07/25/2029	1,250,000	1,287,809
AMMC CLO XIX, Ltd., (Cayman Islands), LIBOR + 7.00%, 8.36%, 10/15/2028	2,000,000	2,046,620
Apidos CLO XI, Ltd., (Cayman Islands), LIBOR + 7.65%, 9.00%, 01/17/2028	1,500,000	1,540,766
Babson CLO, Ltd. 2016-1, (Cayman Islands), LIBOR + 6.55%, 7.91%, 04/23/2027	2,000,000	2,019,350
Bain Capital Credit CLO 2016-2, (Cayman Islands), LIBOR + 7.04%, 8.40%, 01/15/2029	2,000,000	2,063,912
Benefit Street Partners CLO IV, Ltd., (Cayman Islands), LIBOR + 7.25%, 8.61%, 01/20/2029	2,500,000	2,579,325
Cent CLO XVIII, Ltd., (Cayman Islands), LIBOR + 4.60%, 5.96%, 07/23/2025	3,000,000	2,885,847
Crestline Denali CLO XV, Ltd., (Cayman Islands), LIBOR + 7.35%, 8.71%, 04/20/2030	3,875,000	3,799,279
Denali Capital CLO XI, Ltd., 2015-1A D, (Cayman Islands), LIBOR + 5.45%, 6.81%, 04/20/2027	1,000,000	942,894
Denali Capital CLO XI, Ltd., 2015-1A E, (Cayman Islands), LIBOR + 5.95%, 7.31%, 04/20/2027	2,000,000	1,817,256
Denali Capital CLO XI, Ltd., 2015-1X D, (Cayman Islands), LIBOR + 5.45%, 6.81%, 04/20/2027	460,000	433,731

Collateralized Loan Obligations(h)(l)(m) (continued)

	Principal Amount	Value(a)
Denali Capital CLO XII, Ltd., 2016-1A E, (Cayman Islands), LIBOR + 7.75%, 9.11%, 04/15/2028	$5,000,000	$5,044,965
Dorchester Park CLO, Ltd., (Ireland), LIBOR + 6.25%, 7.61%, 01/20/2027	4,000,000	3,878,664
Dryden XLII Senior Loan Fund, (Cayman Islands), LIBOR + 7.25%, 8.61%, 07/15/2027	1,500,000	1,528,668
Galaxy XX CLO, Ltd., (Cayman Islands), LIBOR + 5.55%, 6.86%, 07/20/2027	3,500,000	3,479,465
Goldentree Loan Opportunities XI, Ltd., (Cayman Islands), LIBOR + 5.50%, 6.85%, 04/18/2027	1,000,000	1,002,506
Halcyon Loan Advisors Funding 2015-1, Ltd., (Cayman Islands), LIBOR + 5.65%, 7.01%, 04/20/2027	750,000	732,231
Halcyon Loan Advisors Funding 2015-3, Ltd., (Cayman Islands), LIBOR + 5.95%, 7.30%, 10/18/2027	2,500,000	2,472,647
Highbridge Loan Management 2013-2, Ltd., (Cayman Islands), LIBOR + 8.25%, 9.62%, 10/20/2029(e)	2,250,000	2,144,925
Highbridge Loan Management 2015-7, Ltd., (Cayman Islands), LIBOR + 7.50%, 8.82%, 11/15/2026	650,000	650,144
Jamestown CLO IV, Ltd., (Cayman Islands), LIBOR + 5.00%, 6.36%, 07/15/2026	2,000,000	1,864,718
Jamestown CLO VI, Ltd., (Cayman Islands), LIBOR + 4.75%, 6.07%, 02/20/2027	900,000	890,963
LCM XV, L.P., (Cayman Islands), LIBOR + 6.50%, 7.86%, 07/20/2030	1,850,000	1,882,388
LCM XXIII, L.P., (Cayman Islands), LIBOR + 7.05%, 8.41%, 10/20/2029	3,000,000	3,090,924
Magnetite XIV, Ltd., (Cayman Islands), LIBOR + 6.50%, 7.85%, 07/18/2028	4,000,000	3,907,404
Mountain Hawk III CLO, Ltd., (Cayman Islands), LIBOR + 4.85%, 6.20%, 04/18/2025	2,000,000	1,859,918

Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2017

Collateralized Loan Obligations(h)(l)(m) (continued)

	Principal Amount	Value(a)
Oaktree CLO 2014-1, (Cayman Islands), LIBOR + 6.30%, 7.61%, 05/13/2029	$5,000,000	$4,841,365
Octagon Investment Partners XV, Ltd., (Cayman Islands), LIBOR + 7.00%, 8.36%, 07/19/2030	1,500,000	1,530,269
Octagon Investment Partners XXVIII, Ltd., (Cayman Islands), LIBOR + 6.50%, 7.87%, 10/24/2027	2,000,000	2,023,800
OHA Credit Partners VII, Ltd., (Cayman Islands), LIBOR + 7.50%, 8.82%, 11/20/2027	2,850,000	2,930,290
OHA Credit Partners XI, Ltd., (Cayman Islands), LIBOR + 8.10%, 9.46%, 10/20/2028	2,000,000	2,006,234
OZLM XI, Ltd., (Cayman Islands), LIBOR + 7.00%, 8.38%, 10/30/2030	1,250,000	1,285,041
OZLM XIV, Ltd., (Cayman Islands), LIBOR + 6.35%, 7.71%, 01/15/2029	4,500,000	4,517,406
OZLM XIX, Ltd., (Cayman Islands), LIBOR + 6.60%, 7.97%, 11/22/2030(e)(i)	2,000,000	1,980,000
Silver Creek CLO, Ltd., (Cayman Islands), LIBOR + 6.40%, 7.76%, 07/20/2030	1,000,000	1,018,742
Steele Creek CLO 2015-1, Ltd., (Cayman Islands), LIBOR + 8.85%, 10.17%, 05/21/2029	3,000,000	3,003,957
Steele Creek CLO 2016-1, Ltd., (Cayman Islands), LIBOR + 6.75%, 8.07%, 06/15/2028	3,000,000	3,022,692
TCI-Cent Clo 2016-1, Ltd., (Cayman Islands), LIBOR + 6.75%, 8.07%, 12/21/2029	2,000,000	2,037,138
THL Credit Wind River 2015-2 CLO, Ltd., (Cayman Islands), LIBOR + 7.80%, 9.16%, 10/15/2027	2,000,000	2,001,116
THL Credit Wind River 2016-1 CLO, Ltd., (Cayman Islands), LIBOR + 7.50%, 8.86%, 07/15/2028	3,500,000	3,566,801
THL Credit Wind River 2016-2 CLO, Ltd., (Cayman Islands), LIBOR + 6.48%, 7.79%, 11/01/2028	1,750,000	1,775,260
TICP CLO III, Ltd, (Cayman Islands), LIBOR + 5.55%, 6.91%, 01/20/2027	4,000,000	3,948,196
Venture XXVIII CLO, Ltd., (Cayman Islands), LIBOR + 6.16%, 7.61%, 10/20/2029	1,000,000	962,290

Collateralized Loan Obligations(h)(l)(m) (continued)

	Principal Amount	Value(a)
Venture XXIV CLO, Ltd., (Cayman Islands), LIBOR + 6.72%, 8.08%, 10/20/2028	$700,000	$709,736
Venture XXVII CLO, Ltd., (Cayman Islands), LIBOR + 6.35%, 7.71%, 07/20/2030	2,025,000	1,977,196
Voya CLO 2017-3, Ltd., (Cayman Islands), LIBOR + 6.20%, 7.52%, 07/20/2030	1,950,000	1,952,397
Wellfleet CLO 2016-2, Ltd., (Cayman Islands), LIBOR + 7.00%, 8.36%, 10/20/2028	1,000,000	1,018,966
		105,995,275
Collateralized Loan Obligations — Equity 10.1%
Allegro CLO 2017-1A, Ltd., (Cayman Islands), 10/16/2030	2,000,000	1,885,842
AMMC CLO XXI, Ltd., (Cayman Islands), 11/02/2030	500,000	446,756
Atlas Senior Loan Fund III, Ltd., (Cayman Islands), 08/18/2025	1,500,000	639,561
Atrium CLO VII, (Cayman Islands), 11/16/2022	1,600,000	9,600
Carlyle Global Market Strategies CLO 2013-4, Ltd., (Cayman Islands), 10/15/2025	1,259,000	653,371
Carlyle Global Market Strategies CLO 2014-3, Ltd., (Cayman Islands), 07/27/2026	1,000,000	736,168
Carlyle Global Market Strategies CLO 2017-3, Ltd., (Cayman Islands), 07/20/2029(i)	1,750,000	1,622,530
Cedar Funding IV CLO, Ltd., (Cayman Islands), 07/23/2030	4,000,000	3,684,408
Cedar Funding V CLO, Ltd., (Cayman Islands), 07/17/2028	1,500,000	1,262,953
Cedar Funding VI CLO, Ltd., (Cayman Islands), 10/20/2028	2,000,000	1,805,522
Cedar Funding VIII CLO, Ltd., (Cayman Islands), 10/17/2030	2,000,000	1,833,938
Dryden XXXVII Senior Loan Fund, (Cayman Islands), 04/15/2027	1,000,000	703,440
Halcyon Loan Advisors Funding 2017-1, Ltd., (Cayman Islands), 06/25/2029	1,750,000	1,541,239
LCM XII, L.P., (Cayman Islands), 10/19/2022	1,000,000	100

Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2017

Collateralized Loan Obligations(h)(l)(m) (continued)

	Principal Amount	Value(a)
LCM XIII, L.P., (Cayman Islands), 01/19/2023	$2,175,000	$1,325,880
LCM XV, L.P., (Cayman Islands), 08/25/2024	5,875,000	3,431,822
LCM XXIII, Ltd., (Cayman Islands), 10/20/2029	3,100,000	2,425,573
Madison Park Funding IV, Ltd., (Cayman Islands), 10/29/2030	4,655,629	3,592,628
Madison Park Funding XII, Ltd., (Cayman Islands), 07/20/2026	4,000,000	2,672,828
Oaktree CLO, Ltd. 2015-1A, (Cayman Islands), 10/20/2027	4,000,000	2,803,060
OHA Credit Partners VII, Ltd., (Cayman Islands), 11/20/2027	2,000,000	1,470,890
OHA Loan Funding 2013-1, Ltd., (Cayman Islands), 07/23/2025	3,000,000	1,947,447
OZLM XIX, Ltd., (Cayman Islands), 11/22/2030(e)(i)	900,000	810,000
Race Point VIII CLO, Ltd., (Cayman Islands), 02/20/2030	3,000,000	1,730,691
Vibrant CLO VI, Ltd., (Cayman Islands), 06/20/2029	1,500,000	1,356,240
Voya CLO 2017-2, (Cayman Islands), 06/07/2030	1,000,000	922,664
West CLO 2013-1, Ltd., (Cayman Islands), 11/07/2025	500,000	220,970
		41,536,121
Total Collateralized Loan Obligations (Cost: $138,626,276)		147,531,396

Common Stocks 1.2%

	Shares	Value(a)
Energy: Oil & Gas 1.0%(k)
Energy & Exploration Partners, LLC(e)	402	$—
Halcon Resources Corp.	292,519	1,924,775
Templar Energy, LLC, Class A Common Equity(m)	145,457	378,188
Templar Energy, LLC, Class A Preferred Equity(m)	216,949	2,006,782
		4,309,745
Services: Business 0.2%
Affinion Group Holdings, Inc.(k)	87,683	847,631
Total Common Stocks (Cost: $14,569,022)		5,157,376

Warrants 0.0%

Energy: Oil & Gas 0.0%
Midstates Petroleum Company, Inc.(m)	17,882	2,146
Total Warrants (Cost: $1,231,130)		2,146
Total Investments — 141.7% (Cost: $578,220,722)		$585,711,262
Liabilities in Excess of Other Assets — (41.7%)		(172,325,368)
Net Assets — 100.0%		$413,385,894

Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2017

Footnotes:

(a)  Investment holdings in foreign currencies are converted to U.S. Dollars using period end spot rates. All investments are in United States enterprises unless otherwise noted.

(b)  Interest rates on floating rate term loans adjust periodically based upon a predetermined schedule. Stated interest rates in this schedule represents the "all-in" rate as of October 31, 2017.

(c)  This position or a portion of this position represents an unsettled loan purchase. The interest rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor plus a spread which was determined at the time of purchase.

(d)  See Note 4 regarding defaulted securities.

(e)  Security valued at fair value using methods determined in good faith by or under the direction of the board of directors.

(f)  Variable rate coupon rate shown as of October 31, 2017.

(g)  Pay-In-Kind security (PIK), which may pay interest/dividends in additional par/shares.

(h)  Collateralized Loan Obligations are all issued as 144A securities.

(i)  When-Issued or delayed delivery security based on typical market settlement convention for such security.

(j)  Reported net of unfunded commitments, reduced by any upfront payments received if purchased at a discount, see Note 2.

(k)  Non-income producing security as of October 31, 2017.

(l)  All of the senior loans and collateralized loan obligations, which represent 75.1% of net assets as of October 31, 2017, are subject to legal restrictions on sales.

(m)  Investments categorized as a significant unobservable input (Level 3) (See Note 3 of the Notes to Financial Statements).

  As of October 31, 2017, the aggregate cost of securities for Federal income tax purposes was $578,749,058.
Unrealized appreciation and depreciation on investments for Federal income tax purposes are as follows:

Gross unrealized appreciation	$21,805,942
Gross unrealized depreciation	(14,843,738)
Net unrealized appreciation	$6,962,204

Abbreviations:

144A	Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
CLO	Collateralized Loan Obligation

Currencies:

€	Euro Currency
£	British Pounds
$	U.S. Dollars

Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Assets and Liabilities

October 31, 2017

Assets:
Investments, at value (cost $578,220,722)	$585,711,262
Cash	6,131,558
Cash denominated in foreign currency, at value (cost $152,584)	150,947
Receivable for securities sold	10,078,287
Interest and principal receivable	6,396,340
Deferred debt issuance costs	67,421
Total assets	608,535,815
Liabilities:
Line of credit outstanding	170,160,415
Payable for securities purchased	23,060,685
Payable for investment advisory fees	500,056
Payable for interest expense	475,955
Payable for commitment fee	106,228
Payable for administration and transfer agent fees	47,856
Payable for investor support fees	35,008
Accrued expenses and other payables	763,718
Total liabilities	195,149,921
Net assets	$413,385,894
Net assets consist of:
Paid-in capital	$444,914,160
Accumulated net investment income	1,969,638
Accumulated net realized loss on investment and foreign currency	(37,399,092)
Net unrealized appreciation on investments and foreign currency	3,901,188
Net assets	$413,385,894
Common shares:
Shares outstanding (authorized 1 billion shares of $0.001 par value)	22,962,441
Net asset value per share	$18.00

Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Operations

For the year ended October 31, 2017

Investment income:
Interest	$42,381,308
Expenses:
Investment advisory fees (Note 6)	5,818,812
Interest expense (Note 5)	3,271,602
Administrative services of the adviser (Note 6)	485,000
Legal fees	331,870
Investor support fees (Note 6)	436,050
Administration, custodian and transfer agent fees (Note 6)	437,572
Insurance expense	312,480
Amortization of debt issuance costs (Note 5)	72,561
Audit fees	138,100
Directors fee expense	161,242
Commitment fee expense (Note 5)	54,679
Printing expense	92,112
Tax expense	75,133
Other expenses	100,550
Total expenses	11,787,763
Net investment income	30,593,545
Net realized and net change in unrealized gain/(loss) on investments and foreign currency
Net realized loss on investments	(3,511,141)
Net realized gain on foreign currency	5,153,508
Net change in unrealized appreciation on investments	23,940,128
Net change in unrealized (depreciation) on foreign currency	(5,662,958)
Net realized and change in unrealized gain on investments and foreign currency	19,919,537
Total increase in net assets resulting from operations	$50,513,082

Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended
	October 31, 2017	October 31, 2016
Increase (decrease) in net assets from operations:
Net investment income	$30,593,545	$28,465,722
Net realized gain/(loss) on investments and foreign currency	1,642,367	(27,004,976)
Net change in unrealized appreciation on investments and foreign currency	18,277,170	28,799,432
Net increase from operations	50,513,082	30,260,178
Distributions to shareholders from:
Net investment income	(28,477,182)	(28,847,985)
Return of capital	—	(1,305,942)
Total distributions	(28,477,182)	(30,153,927)
Increase in net assets from operations and distributions	22,035,900	106,251
Share transactions:
Cost of shares repurchased (Note 4)	(437,057)	(6,363,294)
Net decrease from share transactions	(437,057)	(6,363,294)
Total increase (decrease) in net assets	21,598,843	(6,257,043)
Net Assets, beginning of period	391,787,051	398,044,094
Net Assets, end of period	$413,385,894	$391,787,051
Undistributed (overdistributed) net investment income	$1,893,464	$(222,899)

Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Cash Flows

For the year ended October 31, 2017

Operating activities:
Net increase in net assets from operations	$50,513,082
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(583,916,641)
Proceeds from the sale of investments	591,105,801
Amortization and accretion of discounts and premiums, net	286,347
Net realized loss on investments	3,511,141
Net realized gain on foreign currency	(5,153,508)
Net unrealized appreciation on investments	(23,940,128)
Net unrealized depreciation on foreign currency	5,662,958
Changes in operating assets and liabilities:
Receivable for securities sold	(3,715,559)
Interest and principal receivable	(185,775)
Deferred debt issuance costs	45,648
Payable for securities purchased	(10,274,817)
Payable for investment advisory fees	19,665
Payable for interest expense	298,280
Payable for commitment fees	54,679
Payable for administration and transfer agent fees	43,013
Payable for investor support fees	(13,036)
Accrued expenses and other payable	586,155
Net cash provided by operating activities	24,927,305
Financing activities:
Borrowing on line of credit	134,446,898
Paydowns of line of credit	(131,770,698)
Cost of shares repurchased	(437,057)
Distributions paid to common shareholders	(28,477,182)
Net cash used in financing activities	(26,238,039)
Effect of exchange rate changes on cash	(1,052,606)
Net increase in cash	(2,363,340)
Cash:
Beginning of period	8,645,845
End of period	$6,282,505
Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$2,973,322

Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Financial Highlights

	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Period Ended October 31, 2013(a)
Per share data:
Net asset value, beginning of period	$17.04	$16.95	$18.72	$19.43	$19.10
Income from investment operations:
Net investment income	1.33	1.23	1.21	1.24	1.09
Net realized and change in unrealized gain (loss)	0.87	0.16	(1.58)	(0.55)	0.45
Total income from investment operations	2.20	1.39	(0.37)	0.69	1.54
Less distributions declared to shareholders:
From net investment income	(1.24)	(1.23)	(1.33)	(1.40)	(1.17)
From net realized gains	—	—	(0.07)	—	—
From return of capital	—	(0.07)	— (b)	—	—
Total distributions declared to shareholders	(1.24)	(1.30)	(1.40)	(1.40)	(1.17)
Capital share transactions:
Common share offering costs charged to paid-in capital	—	—	—	—	(0.04)
Net asset value common shares, end of period	$18.00	$17.04	$16.95	$18.72	$19.43
Market value common shares, end of period	$16.45	$14.70	$14.37	$16.86	$18.05
Net asset value total return(c)	13.33%	8.98%	(2.11)%	3.54%	8.04	%(d)
Market value total return(e)	20.91%	12.47%	(6.74)%	1.02%	(4.03	)%(d)
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)	$413,386	$391,787	$398,044	$321,368	$333,526
Expenses, inclusive of interest expense and amortization of debt issuance	2.90%	2.96%	2.83%	2.58%	2.18	%(d)
Expenses, exclusive of interest expense and amortization of debt issuance	2.08%	2.34%	2.39%	1.97%	1.74	%(d)
Net investment income	7.52%	7.68%	6.51%	6.40%	5.74	%(d)
Portfolio turnover rate	84.35%	92.30%	89.67%	96.01%	189.46	%(d)

(a)  For the period from November 27, 2012 (commencement of operations) to October 31, 2013.

(b)  Less than $0.005.

(c)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year.

(d)  Not annualized.

(e)  Based on market value per share (beginning market value common shares $20.00). Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year.

Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements

October 31, 2017

(1) Organization

Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC) ("ARDC" or the "Fund") is a corporation incorporated under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "Investment Company Act''), as a closed-end, non-diversified, management investment company, and intends to qualify each year to be treated as a Regulated Investment Company ("RIC"), under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund commenced operations on November 27, 2012. Ares Capital Management II LLC (the "Adviser'') was registered as a Registered Investment Adviser with the SEC on June 9, 2011 and serves as the investment adviser to the Fund.

Investment Objective and Policies

The Fund's investment objective is to seek an attractive risk adjusted level of total return, primarily through current income and, secondarily, through capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a broad, dynamically managed portfolio of (i) senior secured loans ("Senior Loans") made primarily to companies whose debt is rated below investment grade, (ii) corporate bonds ("Corporate Bonds") that are primarily high yield issues rated below investment grade, (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) securities issued by entities commonly referred to as collateralized loan obligations ("CLOs") and other asset-backed securities. The Fund's investments in CLOs may include investments in subordinated tranches of CLO securities. The Adviser will dynamically allocate the Fund's portfolio among investments in the various targeted credit markets, to seek to manage interest rate and credit risk and the duration of the Fund's portfolio.

(2) Significant Accounting Policies

Basis of Presentation

In October 2016, the SEC adopted new rules and amended existing rules (together, "final rules") intended to modernize the reporting and disclosure of information by RICs. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017, and the Investment Adviser has implemented the applicable requirements into this report.

The accompanying financial statements have been prepared on an accrual basis of accounting in conformity with U.S. generally accepted accounting principles ("GAAP"), and includes the accounts of the Fund. The Fund is an investment company following accounting and reporting guidance in Financial Accounting Standards ("FASB") Accounting Standards Codification ("ASC") Topic 946, Financial Services — Investment Companies. The Adviser makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates and such differences may be material.

Investments Valuation

All investments in securities are recorded at their fair value, as described in Note 3.

Revolving loan, bridge loan and delayed draw term loan agreements

For investment purposes, the Fund has entered into certain loan commitments which may include revolving loan, bridge loan, partially unfunded term loan and delayed draw term loan commitments ("unfunded loan commitments"). Unfunded loan commitments purchased at a discount/premium may include cash received/paid for the amounts representing such discounts/premiums. Unfunded loan commitments are agreements to participate in the lending of up to a specified maximum amount for a specified period. Unfunded loan commitments are valued in relation to par and may result in negative market values. As of October 31, 2017, the value of loans disclosed in the Schedule of Investments does not include unfunded commitments, which total $3,140,187.

Interest Income

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected, and adjusted for accretion of discounts and amortization of premiums.

The Fund may have investments that contain payment-in-kind ("PIK") provisions. The PIK interest, computed at the contractual rate specified, may be added to the principal balance and adjusted cost of the investments or paid out in cash and recorded as interest income. All interest for the year ended October 31, 2017 was received in cash.

Discounts and Premiums

Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method. The adjusted cost of investments represents the original cost adjusted for PIK interest and the accretion of discounts and amortization of premiums.

Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2017

Cash and Cash Equivalents

The Fund considers all highly liquid investments with original maturities of 90 days or less to be cash equivalents. The Fund's cash and cash equivalents are maintained with a major United States financial institution, which is a member of the Federal Deposit Insurance Corporation. While the Fund's current cash balance exceeds Insurance limits, the risk of loss is remote.

Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on the trade date. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is earned from settlement date and is recorded on the accrual basis. Realized gains and losses are reported on the specific identification method. Expenses are recorded on the accrual basis as incurred.

Foreign Currency Transactions

Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the date of valuation; and (ii) purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on transaction dates.

The Fund does not isolate that portion of the results of operations resulting from the changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain on investments in the Statements of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of income and expense items recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from the changes in fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transaction clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Dividends to Shareholders

The Fund intends to make regular monthly cash distributions of all or a portion of its net investment income available to common shareholders. The Fund intends to pay common shareholders at least annually all or substantially all of its net investment income. The Fund intends to pay any capital gains distributions at least annually. Dividends to shareholders are recorded on the ex-dividend date.

The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than another. The Fund will make distributions only if authorized by its board of directors and declared by the Fund out of assets legally available for these distributions. The Fund may pay a special distribution at the end of each calendar year. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital to shareholders, which would reduce the Fund's net asset value and, over time, potentially increase the Fund's expense ratios. If the Fund distributes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund's earned income or other profits. The board of directors may elect to change the Fund's distribution policy at any time.

Commitments and Contingencies

In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Income Taxes

The Fund intends to distribute all or substantially all of its taxable income and to comply with the other requirements of

Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2017

Subchapter M of the U.S. Internal Revenue Code of 1986 (the "Code"), as amended, applicable to RICs. Accordingly, no provision for U.S. federal income taxes is required.

The Fund may elect to incur an excise tax if it is deemed prudent by its board of directors from a cash management perspective or in the best interest of shareholders due to other facts and circumstances. For the twelve months ended October 31, 2017, the Fund accrued U.S. federal excise tax of $75,133.

As of October 31, 2017, which is the end of the Fund's taxable year, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

Net investment income and net realized gains and losses may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to differing treatments for foreign currency gains and losses, distributions, excise taxes, pay down gains and losses and losses due to wash sales. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the fiscal period that the differences arise. On the Statement of Assets and Liabilities, the following reclassifications were made:

Undistributed net investment income	$76,174
Accumulated net realized gain/(loss)	(360,954)
Additional paid-in capital/(reduction)	284,780

The character of distributions made during the fiscal period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which amounts are distributed may differ from the fiscal period that the income or realized gains or losses were recorded by the Fund.

The character of distributions paid during the fiscal year ended October 31, 2017 was as follows:

	2017	2016
Ordinary income	$28,477,182	$28,847,985
Capital gain	—	—
Return of capital	—	1,305,942

As of October 31, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,250,909
Undistributed capital gains	—
Accumulated capital and other losses	(37,152,027)
Other undistributed ordinary losses	—
Net unrealized appreciation (depreciation)	3,372,852
Total accumulated deficit	(31,528,266)

At October 31, 2017, the Fund had capital loss carryovers as indicated below. The capital loss carryovers are available to offset future realized capital gains to the extent provided in the Code and regulations promulgated thereunder.

No Expiration Short-Term(1)	No Expiration Long-Term(1)
—	$37,152,027

(1) On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modifies several of the federal income and excise tax provisions related to RICs. Under the Modernization Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law where capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. These losses without expiration must be used prior to the loss layers with expiration.

During the year ended October 31, 2017, the Fund utilized capital loss carryforwards of $1,589,343.

ASC 740, Income Taxes, provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. The Fund has evaluated the implications of ASC 740 for all open tax years, and have determined there is no impact to the Fund's financial statements as of the year ended October 31, 2017. The Fund's federal and state income returns for which the applicable statutes of limitations have not expired (2014, 2015, 2016) remain subject to examination by the Internal Revenue Service and states department of revenue.

All penalties and interest associated with income taxes, if any, are included in other expenses in the Statement of Operations. There were no penalties and interest incurred by the Fund for the current fiscal year.

Deferred Debt Issuance Costs

Debt issuance costs are amortized over the life of the related debt instrument using the straight line method, depending on the type of debt instrument.

Recently Issued Accounting Pronouncements

In October 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. These

Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2017

amendments relate to Regulation S-X which sets forth the form and content of financial statements. The Fund has adopted the amendments related to Regulation S-X, which have had no material impact to the Fund's financial statements or disclosures.

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount, which continue to be amortized to maturity. The ASU is effective for fiscal years and for interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606). The guidance in this ASU supersedes the revenue recognition requirements in Revenue Recognition (Topic 605). Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The amendments in ASU No. 2014-09 are effective for annual reporting periods beginning after December 15, 2017, including interim periods within that reporting period. In March 2016, the FASB issued ASU No. 2016-08, Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations, which clarifies the guidance in ASU No. 2014-09 and has the same effective date as the original standard. In April 2016, the FASB issued ASU No. 2016-10, Revenue from Contracts with Customers (Topic 606): Identifying Performance Obligations and Licensing, an update on identifying performance obligations and accounting for licenses of intellectual property. In May 2016, the FASB issued ASU No. 2016-12, Revenue from Contracts with Customers (Topic 606): Narrow-Scope Improvements and Practical Expedients, which includes amendments for enhanced clarification of the guidance. In December 2016, the FASB issued ASU No. 2016-20, Technical Corrections and Improvements to Revenue from Contracts with Customers (Topic 606), the amendments in this update are of a similar nature to the items typically addressed in the technical corrections and improvements project. Additionally, in February 2017, the FASB issued ASU No. 2017-05, Other Income — Gains and Losses from the Derecognition of Nonfinancial Assets (subtopic 610-20): Clarifying the Scope of Asset Derecognition Guidance and Accounting for Partial Sales

of Nonfinancial Assets, an update clarifying that a financial asset is within the scope of Subtopic 610-20 if it is deemed an "in-substance non-financial asset." The application of this guidance is not expected to have a material impact on our consolidated financial statements.

(3) Investments

Fair Value Measurements

The Fund follows the provisions of ASC 820, Fair Value Measurements and Disclosures under U.S. GAAP, which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. This standard defines fair value and establishes a hierarchal disclosure framework, which prioritizes and ranks the level of market price observability used in measuring investments at fair value and expands disclosures about assets and liabilities measured at fair value. ASC 820 defines "fair value" as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchal disclosure framework establishes a three-tier hierarchy to maximize the use of observable data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique.

Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•  Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access

•  Level 2 — Valuations based on quoted prices in markets that are not active or which all significant inputs are observable either directly or indirectly.

•  Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2017

In addition to using the above inputs in investment valuations, the Fund continues to employ a valuation policy that is consistent with the provisions of ASC 820. Consistent with its valuation policy, the Fund evaluates the source of inputs, including any markets in which the Fund's investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. The Fund's valuation policy considers the fact that because there may not be a readily available market value for the investments in the Fund's portfolio, therefore, the fair value of the investments may be determined using unobservable inputs.

The investments classified as Level 1 or Level 2 are typically valued based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. The Adviser is responsible for all inputs and assumptions related to the pricing of securities. The Adviser has internal controls in place that support its reliance on information received from third-party pricing sources. As part of its internal controls, the Adviser obtains, reviews, and tests information to corroborate prices received from third-party pricing sources. For any security, if market or dealer quotations are not readily available, or if the Adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Adviser and will be classified as Level 3. In such instances, the Adviser will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value.

Bank loans and corporate debts: The fair value of bank loans and corporate debt is estimated based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs and are generally classified within Level 2 or 3. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. If the pricing services are only able to obtain a single broker quote or utilize a pricing model the securities will be classified as Level 3. If the pricing services are unable to provide prices, the Adviser will attempt to obtain one or more broker quotes directly from a dealer and price such securities at the last bid price obtained; such securities are classified as Level 3.

Collateralized loan obligations: The fair value of CLOs is estimated based on various valuation models from third-party pricing services as well as internal models. The valuation models generally utilize discounted cash flows and take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, the characteristics and condition of the underlying collateral, comparable yields for similar securities and recent trading activity. These securities are classified as Level 3.

The following is a summary of the inputs used as of October 31, 2017, in valuing the Fund's investments carried at fair value:

	Level 1 — Quoted Prices ($)	Level 2 — Other Significant Observable Inputs ($)	Level 3 — Significant Unobservable Inputs ($)	Total ($)
Senior Loans	—	149,341,072	13,356,837	162,697,909
Corporate Bonds	—	270,322,435	—	270,322,435
Collateralized Loan Obligations	—	—	147,531,396	147,531,396
Common Stock	1,924,775	847,631	2,384,970	5,157,376
Warrants	—	—	2,146	2,146
Total Investments	1,924,775	420,511,138	163,275,349	585,711,262

The following is a reconciliation of the Fund's investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2017

For the period ended October 31, 2017:

	Senior Loans ($)	Corporate Bonds ($)	Collateralized Loan Obligations ($)	Common Stock ($)	Warrants ($)	Total ($)
Balance as of October 31, 2016	16,689,470	3,418,626	139,112,685	4,722,098	—	163,942,879
Purchases(a)	8,819,119	—	79,408,077	47,674	1,231,130	89,506,000
Sales(b)	(6,573,320)	(3,419,170)	(86,419,691)	(1,596,220)	—	(98,008,401)
Net realized and unrealized gain/(loss)	(577,320)	(25,362)	14,573,300	39,418	(1,228,984)	12,781,052
Net accrued discounts	30,270	25,906	857,025	—	—	913,201
Transfers in to Level 3	667,178	—	—	—	—	667,178
Transfers out of Level 3	(5,698,560)	—	—	(828,000)	—	(6,526,560)
Balance as of October 31, 2017	13,356,837	—	147,531,396	2,384,970	2,146	163,275,349
Net change in unrealized appreciation/ (depreciation) from Investments held as of October 31, 2017	(179,959)	—	7,045,436	(969,966)	(1,228,984)	4,820,091

Investments were transferred into and out of Level 3 and into and out of Level 2 during the year ended October 31, 2017 due to changes in the quantity and quality of information obtained to support the fair value of each investment as assessed by the Adviser.

(a) Purchases include paid-in-kind interest and securities received from restructure.

(b) Sales include principal redemptions.

The valuation techniques used by the Adviser to measure fair value as of October 31, 2017 maximized the use of observable inputs and minimized the use of unobservable inputs. The valuation techniques and significant amounts of unobservable inputs used in the valuation of the Fund's Level 3 securities are outlined in the table below.

	Fair Value ($)	Valuation Technique	Unobservable Inputs	Range
Assets Investments in securities
Senior Loans	10,776,187	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A
Senior Loans	(69,537)	Yield Analysis	Market Yield	15%
Senior Loans	2,650,187	Comparable Security	First Lien	N/A
Collateralized Loan Obligations	147,531,396	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A
Common Stock	2,384,970	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A
Warrants	2,146	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A
Total Level 3	163,275,349			Investments

There were no transfers between Level 1 and 2 during the period. It is the Fund's policy to recognize transfers into and out of all levels at the end of the reporting period.

(4) Common Stock

Common share transactions were as follows:

	Year ended October 31, 2017
	Shares	Amount ($)
Common shares outstanding — beginning of period	22,991,775	430,223,380
Common shares repurchased — shares repurchase plan	(29,334)	(437,057)
Common shares outstanding — end of period	22,962,441	429,786,323

The board has authorized the repurchase of shares of the Fund's outstanding common stock on the open market at the Fund management's discretion when shares of the common stock are trading on the NYSE at a discount of 10% or more (or such other percentage as the board may determine from time to time) from the net asset value of the shares. The Fund is not required to effect common share repurchases. Any such purchases of Fund shares of common stock may not materially impact the discount of the market price of the Fund's shares of common stock relative to their net asset value and any narrowing of this discount that does result may not be maintained.

Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2017

(5) Credit Facility

The Fund is party to a senior secured revolving credit facility with State Street Bank and Trust Company (the "Lender") in which the Lender agreed to make loans of up to $212 million to the Fund (the "Credit Facility") secured by certain assets of the Fund. Loans under the Credit Facility generally bear interest at the applicable LIBOR rate plus 0.95%. The interest expense was $3,271,602 for the year ended October 31, 2017. Unused portions of the Credit Facility accrue a commitment fee equal to an annual rate of 0.15% if 80% of the Credit Facility is utilized or 0.25% if less than 80% of the Credit Facility is utilized. The unused commitment fee for the year ended October 31, 2017 was $54,679 for the Fund. Debt issuance costs including related legal expenses incurred by the Fund in connection with the Credit Facility are deferred and are amortized on an effective yield method over the term of the Credit Facility. These amounts are included in the Statements of Operations as amortization of debt issuance cost. The fair value of the Fund's borrowings under the Credit Facility approximates the carrying amount presented in the accompanying Statements of Assets and Liabilities at cost for the remaining maturity for which the Fund has determined would be categorized as Level 2 in the fair value hierarchy.

The weighted average outstanding daily balance of all loans during the period from November 1, 2016 to October 31, 2017 was approximately $175,167,494 with an average borrowing cost of 1.90%. As of October 31, 2017, the amount outstanding under the Credit Facility was $170,160,415. The Credit Facility maturity date is October 2, 2018 and the Fund was in compliance in all material respects with the terms of the Credit Facility.

Under the Investment Company Act, the Fund is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the Fund will have an asset coverage of at least 300%. In general, the term "asset coverage" for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund. In addition, the Fund may be limited in its ability to declare any cash distribution on its capital stock or purchase its capital stock unless, at the time of such declaration or purchase, the Fund has an asset coverage (on its indebtedness) of at least 300% after deducting the amount of such distribution or purchase price, as applicable. For non-public indebtedness issued by the Fund (for example, the Credit Facility), the Fund may be able to continue to pay distributions on its capital stock or purchase its capital stock even if the asset coverage ratio on its indebtedness falls below 300%. As of October 31, 2017, the Fund's asset coverage was 343%.

(6) Investment Advisory and Other Agreements

The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Adviser is an affiliate of Ares Management, L.P. ("Ares") and leverages Ares' entire investment platform and benefits from the significant capital markets, trading and research expertise of all of Ares' investment professionals.

The Adviser provides certain investment advisory and administrative services to the Fund pursuant to the investment advisory agreement with the Fund ("Investment Advisory Agreement"). Pursuant to its Investment Advisory Agreement, the Fund has agreed to pay the Adviser a management fee at an annual rate of 1.00% of the average daily value of the Fund's total assets (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness ("Managed Assets"). The management fees incurred for the year ended October 31, 2017 were $5,818,812 for the Fund.

In addition to advisory services, the Adviser and its affiliates provide certain administrative services to the Fund at the Fund's request. Under the Investment Advisory Agreement, the Adviser may seek reimbursement from the Fund for the costs of these administrative services provided to the Fund by the Adviser and its affiliates. The Fund incurred such administrative costs of $485,000 for the year ended October 31, 2017.

The Fund has engaged State Street Bank and Trust Company ("State Street") to serve as the Fund's administrator, custodian and transfer agent. Under the service agreements between State Street and the Fund, State Street provides certain administrative services necessary for the operation of the Fund. Such services include maintaining certain Fund books and records, providing accounting and tax services and preparing certain regulatory filings. State Street also performs custodial, fund accounting and portfolio accounting services, as well as transfer agency and dividend paying services with respect to the common shares. The Fund pays State Street for these services. The total expenses incurred for the year ended October 31, 2017 were $437,572 for the Fund.

The Fund has retained Destra Capital Investments LLC ("Destra") to provide investor support services in connection with the on-going operation of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are

Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2017

representatives of broker-dealers and other financial intermediaries, communicating with the NYSE specialist for the Fund's common shares and with the closed-end fund analyst community regarding the Fund on a regular basis, and maintaining a website for the Fund. For the period from November 1, 2016 through December 31, 2016, the Fund paid Destra a fee equal to 0.10% of Managed Assets per annum for these services. Effective January 1, 2017, the fee rate was changed to 0.07% per annum. The terms of this agreement are in effect for an initial period of two years and shall thereafter continue for successive one year periods. The total expenses incurred for the year ended October 31, 2017 were $436,050 for the Fund.

(7) Investment Transactions

For the year ended October 31, 2017, the cost of investments purchased and proceeds from the sale of investments, excluding short obligations, were as follows:

Cost of Investments Purchased	Proceeds from the Sale of Investments
$488,820,778	$(489,062,946)

(8) Defaulted Securities

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. As of October 31, 2017, the aggregate value of those securities was $(69,537) representing 0.02% of the Fund's net assets. The Fund no longer accrues income on securities for which income has been deemed uncollectible, which includes securities which have missed interest payments or are likely to miss future interest payments. Additionally, the Fund provides an estimate for losses on interest of receivable. Any such securities have been identified on the accompanying Schedule of Investments.

(9) Risk Factors

Senior Loans Risk

Although senior loans ("Senior Loans") are senior and typically secured in a first or second lien position in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured, the risks associated with such Senior Loans are generally similar to the risks of other below investment grade fixed income instruments. Investments in below investment grade Senior Loans are considered speculative because of the credit risk of the issuers of debt instruments (each, a "Borrower"). Such Borrowers are more likely than investment grade Borrowers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the net asset value of the Fund and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which could adversely affect the Senior Loan's value.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal payments, whether when due or upon acceleration, or that the collateral could be liquidated, readily or otherwise. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a Senior Loan. The collateral securing a Senior Loan, if any, may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. Additionally, a Senior Loan may be "primed" in bankruptcy, which reduces the ability of the holders of the Senior Loan to recover on the collateral.

There may be less readily available information about most Senior Loans and the Borrowers thereunder than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Borrowers subject to the periodic reporting requirements of Section 13 of the Exchange Act. Senior Loans may be issued by companies that are not subject to SEC reporting requirements and these companies, therefore, do not file reports with the SEC that must comply with SEC form requirements and, in addition, are subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. As a result, the Adviser will rely primarily on its own evaluation of a Borrower's credit quality rather than on any available independent sources. Consequently, the Fund will be particularly dependent on the analytical abilities of the Adviser. In certain circumstances, Senior Loans may not be deemed to be securities under certain federal securities laws, other than the Investment Company Act. Therefore, in the

Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2017

event of fraud or misrepresentation by a Borrower or an arranger, the Fund may not have the protection of the antifraud provisions of the federal securities laws as would otherwise be available for bonds or stocks. Instead, in such cases, parties generally would rely on the contractual provisions in the Senior Loan agreement itself and common law fraud protections under applicable state law.

The secondary trading market for Senior Loans may be less liquid than the secondary trading market for registered investment grade debt securities. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the Senior Loan may be adversely affected.

Subordinated Loans Risk

Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a Subordinated Loan, the first priority lien holder has first claim to the underlying collateral of the loan to the extent such claim is secured. Additionally, an over secured creditor may be entitled to additional interest and other charges in bankruptcy increasing the amount of their allowed claim. Subordinated Loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated Loans generally have greater price volatility than Senior Loans and may be less liquid.

Corporate Bonds Risk

The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate- and longer-term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the Borrower, such as investors' perceptions of the creditworthiness of the Borrower, the Borrower's financial performance, perceptions of the Borrower in the market place, performance of management of the Borrower, the Borrower's capital structure and use of financial leverage and demand for the Borrower's goods and services. There is a risk that the Borrowers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. High yield corporate bonds are often high risk and have speculative characteristics. High yield corporate bonds may be particularly susceptible to adverse Borrower-specific developments.

CLO Securities Risk

CLOs issue securities in tranches with different payment characteristics and different credit ratings. The rated tranches of securities issued by CLOs ("CLO Securities") are generally assigned credit ratings by one or more nationally recognized statistical rating organizations. The subordinated (or residual) tranches do not receive ratings. Below investment grade tranches of CLO Securities typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO.

The riskiest portion of the capital structure of a CLO is the subordinated (or residual) tranche, which bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the subordinated tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO Securities as a class. The risks of an investment in a CLO depend largely on the collateral and the tranche of the CLO in which the Fund invests.

Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2017

The CLOs in which the Fund invests may have issued and sold debt tranches that will rank senior to the tranches in which the Fund invests. By their terms, such more senior tranches may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the tranches in which the Fund invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO, holders of more senior tranches would typically be entitled to receive payment in full before the Fund receives any distribution. After repaying such senior creditors, such CLO may not have any remaining assets to use for repaying its obligation to the Fund. In the case of tranches ranking equally with the tranches in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO. Therefore, the Fund may not receive back the full amount of its investment in a CLO.

The transaction documents relating to the issuance of CLO Securities may impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO's investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the CLO's investment manager to maximize returns on the CLO Securities. In addition, other parties involved in CLOs, such as third-party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLO Securities. Furthermore, CLO Securities issuance transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CLO Securities may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on CLO Securities, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the Borrower of the related CLO Securities to pay such deficiency will be extinguished.

The market value of CLO Securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. Finally, CLO Securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.

Asset-Backed Securities Risk

Asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, asset-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, the underlying assets are subject to prepayments that shorten the securities' weighted average maturity and may lower their return. Asset-backed securities are also subject to risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. Payment of interest and repayment of principal on asset backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to the assets underlying these securities, which may give the debtor the right to avoid or reduce payment. In addition, due to their often complicated structures, various asset-backed securities may be difficult to value and may constitute illiquid investments. If many Borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in asset-backed securities.

Investment and Market Risk

An investment in the common shares of the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the common shares of the Fund represents an indirect investment in the portfolio of Senior Loans, Corporate Bonds, CLO Securities and other securities and loans owned by the Fund, and the value of these securities and loans may fluctuate, sometimes

Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2017

rapidly and unpredictably. For instance, during periods of global economic downturn, the secondary markets for Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds may experience sudden and sharp price swings, which can be exacerbated by large or sustained sales by major investors in these markets, a high-profile default by a major Borrower, movements in indices tied to these markets or related securities or investments, or a change in the market's perception of Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds. At any point in time, an investment in the common shares of the Fund may be worth less than the original amount invested, even after taking into account distributions paid by the Fund, if any, and the ability of common shareholders to reinvest dividends. The Fund may utilize leverage, which will magnify the Fund's risks and, in turn, the risks to the common shareholders.

Interest Rate Risk

The market value of Corporate Bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as rates rise. Accordingly, an increase in market interest rates (which are currently considered low by historic standards) may cause a decrease in the price of a debt security and, therefore, a decline in the net asset value of the Fund's common shares. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Because Senior Loans with floating or variable rates reset their interest rates only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund's common shares. In addition, Senior Loans or similar loans or securities may allow the Borrower to opt between LIBOR-based interest rates and interest rates based on bank prime rates, which may have an effect on the net asset value of the Fund's common shares.

Liquidity Risk

The Fund may not be able to readily dispose of illiquid securities or loans at prices that approximate those at which the Fund could sell the securities or loans if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the net asset value of the common shares and ability to make dividend distributions. Some Senior

Loans are not readily marketable and may be subject to restrictions on resale. Senior Loans generally are not listed on any national securities exchange and no active trading market may exist for the Senior Loans in which the Fund may invest. When a secondary market exists, if at all, the market for some Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively affect the price the Fund would receive upon disposition of such securities.

Duration and Maturity Risk

The Fund has no fixed policy regarding portfolio maturity or duration. Holding long duration and long maturity investments will expose the Fund to certain additional risks.

When interest rates rise, certain obligations will be paid off by the Borrower more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

When interest rates fall, certain obligations will be paid off by the Borrower more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as Borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the Adviser will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Special Situations and Stressed Investments Risk

Although investments in debt and equity securities and other obligations of companies that may be in some level of financial or business distress, including companies involved in, or that have recently completed, bankruptcy or other reorganization and liquidation proceedings ("Stressed Issuers") (such investments, "Special Situation Investments") may result in significant returns for the Fund, they are speculative and involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser. In any reorganization or

Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2017

liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund's original investment and/or may be required to accept payment over an extended period of time. Among the risks inherent in investments in a troubled company is that it may be difficult to obtain information as to the true financial condition of such company. Troubled company investments and other distressed asset-based investments require active monitoring.

The Fund may make investments in Stressed Issuers when the Adviser believes it is reasonably likely that the Stressed Issuer will make an exchange offer or will be the subject to a plan of reorganization pursuant to which the Fund will receive new securities in return for a Special Situation Investment. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Fund makes its investment in the Special Situation Investment and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the Fund would receive any interest payments on the Special Situation Investment, the Fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in Special Situation Investments, the Fund's ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by Special Situation Investments will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Special Situation Investments or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Special Situation Investments held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or even no value. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Special Situation Investments, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

To the extent that the Fund holds interests in a Stressed Issuer that are different (or more senior or junior) than those held by other funds and/or accounts managed by Ares or its affiliates ("Other Accounts"), the Adviser is likely to be presented with decisions involving circumstances where the interests of such Other Accounts may be in conflict with the Fund's interests. Furthermore, it is possible that the Fund's interest may be subordinated or otherwise adversely affected by virtue of such Other Accounts' involvement and actions relating to their investment. In addition, when the Fund and Other Accounts hold investments in the same Stressed Issuer (including in the same level of the capital structure), the Fund may be prohibited by applicable law from participating in restructurings, work-outs, renegotiations or other activities related to its investment in the Stressed Issuer absent an exemption due to the fact that Other Accounts hold investments in the same Stressed Issuer. As a result, the Fund may not be permitted by law to make the same investment decisions as Other Accounts in the same or similar situations even if the Adviser believes it would be in the Fund's best economic interests to do so. Also, the Fund may be prohibited by applicable law from investing in a Stressed Issuer (or an affiliate) that Other Accounts are also investing in or currently invest in even if the Adviser believes it would be in the best economic interests of the Fund to do so. Furthermore, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with Stressed Issuers who are near default and more likely to enter into restructuring or work -out transactions with their existing debt holders, which may include the Fund and its affiliates. In some cases, to avoid the potential of future prohibited transactions, the Adviser may avoid recommending allocating an investment opportunity to the Fund that it would otherwise recommend, subject to the Adviser's then-current allocation policy and any applicable exemptions.

Below Investment Grade Rating Risk

Debt instruments that are rated below investment grade are often referred to as "high yield" securities or "junk bonds." Below investment grade instruments are rated "Ba1" or lower by Moody's, "BB+" or lower by S&P or "BB+" or lower by Fitch or, if unrated, are judged by the Adviser to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of an instrument that is rated

Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2017

below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the Borrower's financial condition. Below investment grade instruments often are considered to be speculative with respect to the capacity of the Borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some Borrowers issuing such debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

The secondary market for below investment grade instruments may be less liquid than that for higher rated instruments. Because unrated securities may not have an active trading market or may be difficult to value, the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund's ability to achieve its investment objectives will be more dependent on the Adviser's credit analysis than would be the case when the Fund invests in rated securities.

Under normal market conditions, the Fund will invest in debt instruments rated in the lower rating categories ("Caa1" or lower by Moody's, "CCC+" or lower by S&P or CCC+ or lower by Fitch) or unrated and of comparable quality. For these securities, the risks associated with below investment grade instruments are more pronounced. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

European Risk

The Fund may invest a portion of its capital in debt securities issued by issuers domiciled in Europe, including issuers domiciled in the United Kingdom ("UK"). Concerns regarding the sovereign debt of various Eurozone countries and proposals for investors to incur substantial write-downs and reductions in the face value of the sovereign debt of certain countries give rise to concerns about sovereign defaults, the possibility that one or more countries might leave the European Union or the Eurozone and various proposals (still under consideration and unclear in material respects) for support of affected countries and the Euro as a currency. The outcome of any such situation cannot be predicted. Sovereign debt defaults and European Union and/or Eurozone exits could have material adverse effects on investments by the Fund in securities of European companies, including but not limited to the availability of credit to support such companies' financing needs, uncertainty and disruption in relation to financing, customer and supply contracts denominated in Euro and wider economic disruption in markets served by those companies, while austerity and other measures that have been introduced in order to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund. A number of the Fund's securities may be denominated in the Euro. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone (particularly in the case of investments in securities of companies in affected countries) could also have material adverse effects on the Fund. The uncertainty in the wake of the UK's "Brexit" referendum and subsequent political developments could have a negative impact on both the UK economy and the economies of other countries in Europe. The Brexit process also may lead to greater volatility in the global currency and financial markets, which could adversely affect the Fund. In connection with investments in non-US issuers, the Fund may engage in foreign currency exchange transactions but is not required to hedge its currency exposure. As such, the Fund makes investments that are denominated in British pound sterling or Euros. The Fund's assets are valued in US dollars, and the depreciation of the British pound sterling and/or the Euro in relation to the US dollar in anticipation of Brexit or otherwise adversely affects the Fund's investments denominated in British pound sterling or Euros that are not fully hedged regardless of the performance of the underlying issuer. Global central banks may maintain historically low interest rates longer than was anticipated prior to the Brexit vote, which could adversely affect the Fund's income and its level of distributions.

(10) Subsequent Events

The Adviser has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were the following subsequent events:

The following common share distributions were declared on October 11, 2017:

Ex-Date: November 20, 2017
Record Date: November 22, 2017
Payable Date: November 30, 2017
Per Share Amount: $0.1050

Ex-Date: December 19, 2017
Record Date: December 21, 2017
Payable Date: December 29, 2017
Per Share Amount: $0.1050

Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
Ares Dynamic Credit Allocation Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Ares Dynamic Credit Allocation Fund, Inc. (the Fund), including the schedule of investments, as of October 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and confirmation of securities not held by the custodian by correspondence with others.

We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ares Dynamic Credit Allocation Fund, Inc. at October 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Los Angeles, California
December 29, 2017

Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information

October 31, 2017 (Unaudited)

Proxy Information

The policies and procedures used to determine how to vote proxies relating to securities held by the Funds are available (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov.

Portfolio Information

The Fund files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q will be available (1) without charge, upon request, by calling 1-877-855-3434; (2) on the SEC's website at http://www.sec.gov; or (3) for review and copying at the SEC's Public Reference Room (the "PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

October 31, 2017 (Unaudited)

Dividend Reinvestment Plan

Unless a shareholder specifically elects to receive distributions in cash, distributions will automatically be reinvested in additional common shares of the Fund. A shareholder may elect to have the cash portion of dividends and distributions distributed in cash. To exercise this option, such shareholder must notify State Street, the plan administrator and the Fund's transfer agent and registrar, in writing or by telephone so that such notice is received by the plan administrator not less than 10 days prior to the record date fixed by the board of directors for the dividend or distribution involved. Participants who hold their common shares through a broker or other nominee and who wish to elect to receive any dividends and other distributions in cash must contact their broker or nominee. The plan administrator will set up an account for shares acquired pursuant to the plan for each shareholder that does not elect to receive distributions in cash (each a "Participant"). The plan administrator may hold each Participant's common shares, together with the other Participant's common shares, in non-certificated form in the plan administrator's name or that of its nominee. The shares are acquired by the plan administrator for a Participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the NYSE or elsewhere. If, on the dividend payment date, the net asset value per share of the common shares is equal to or less than the market price per common share on the NYSE plus estimated brokerage commissions (such condition being referred to as "market premium"), the plan administrator will invest the dividend amount in Newly Issued Shares on behalf of the Participant. The number of Newly Issued Shares to be credited to the Participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share of the common shares on the date the shares are issued, unless the net asset value of the common shares is less than 95% of the then current market price per share on the NYSE, in which case the dollar amount of the dividend will be divided by 95% of the then current market price per common share on the NYSE. If on the dividend payment date the net asset value per share of the common shares is greater than the market price per common share on the NYSE (such condition being referred to as "market discount"), the plan administrator will invest the dividend amount in common shares acquired on behalf of the Participant in Open-Market Purchases.

The plan administrator's service fee, if any, and expenses for administering the plan will be paid for by the Fund. There will be no brokerage charges to shareholders with respect to common shares issued directly by the Fund as a result of dividends or distributions payable either in common shares or in cash. However, each Participant will pay a pro-rata share of brokerage commissions incurred with respect to the plan administrator's Open-Market Purchases in connection with the reinvestment of dividends and distributions.

Shareholders who elect to receive their distributions in cash are subject to the same federal, state and local tax consequences as shareholders who reinvest their distributions in additional common shares. A shareholder's basis for determining gain or loss upon the sale of shares acquired due to reinvestment of a distribution will generally be equal to the total dollar amount of the dividend payable to the shareholders. Any shares received due to reinvestment of a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder's account.

Participants may terminate their accounts under the dividend reinvestment plan by writing to the plan administrator at State Street Bank and Trust Company, located at One Lincoln Street, Boston, Massachusetts, 02111 or by calling the plan administrator's hotline at (877) 272-8164. Such termination will be effective immediately if the Participant's notice is received by the plan administrator at least 10 days prior to any dividend or distribution record date for the payment of any dividend or distribution by the Fund; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Participants who hold their common shares through a broker or other nominee and who wish to terminate their account under the plan may do so by notifying their broker or nominee. The dividend reinvestment plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Additional information about the dividend reinvestment plan may be obtained by contacting the plan administrator by mail at One Lincoln Street, Boston, Massachusetts 02111 or by telephone at (877) 272-8164.

Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

October 31, 2017 (Unaudited)

Renewal of Investment Advisory Agreement

The Board of Directors (the "Board") of the Ares Dynamic Credit Allocation Fund, Inc. (the "Fund"), a majority of whom are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund (the "Independent Directors"), renewed the Investment Advisory and Management Agreement between Ares Capital Management II LLC (the "Adviser") and the Fund (the "Investment Advisory Agreement") at an in-person meeting held on September 14, 2017.

The Fund's Board has the responsibility under the 1940 Act to consider the renewal of the Fund's Investment Advisory Agreement on an annual basis at an in-person meeting of the Board called for the purpose of voting on such renewal. While particular emphasis might be placed on information concerning the Fund's investment performance, comparability of fees and total expenses and the Adviser's profitability at any meeting at which a renewal of the Investment Advisory Agreement is considered, the process of evaluating the Adviser and the Fund's Investment Advisory Agreement is an ongoing one. In this regard, the Board's consideration of the nature, extent and quality of the services provided by the Adviser under the Investment Advisory Agreement includes deliberations at multiple meetings. In addition, the Fund's Board generally receives, reviews and evaluates information concerning the Fund's operations, expenses and performance throughout the year, including at quarterly Board meetings.

In connection with the renewal of the Investment Advisory Agreement, the Independent Directors met with their independent counsel in executive session. Counsel to the Independent Directors reviewed with the Independent Directors a memorandum outlining the legal duties of the Board under the 1940 Act and applicable state law and discussed the factors outlined by the federal courts as relevant to a board's consideration of the approval of an investment advisory agreement.

In considering whether to renew the Investment Advisory Agreement, the Fund's Board reviewed certain information provided to the Board by the Adviser in advance of the meeting, and supplemented orally at the meeting, including, among other things, information concerning the services rendered to the Fund by the Adviser, comparative fee, expense and performance information, and other reports of and presentations by representatives of the Adviser concerning the Fund's and Adviser's operations, compliance programs and risk management. The Board also reviewed a report prepared by Broadridge, an independent provider of investment company data, which included information comparing (1) the Fund's performance with the performance of a group of comparable funds (the "Performance Group") for various periods ended June 30, 2017, and (2) the Fund's actual and contractual management fees and total expenses with those of a group of comparable funds (the "Expense Group"), which was identical to the Performance Group, and with a broader group of funds (the "Expense Universe"), the information for which was derived in part from fund financial statements available to Broadridge and the Adviser as of the date of its analysis.

In determining whether to renew the Investment Advisory Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Director may have attributed different weights to the factors considered.

(a) The nature, extent and quality of services provided by the Adviser — With respect to the nature, extent and quality of services provided by the Adviser, the Board reviewed the information regarding the types of services provided under the Investment Advisory Agreement and information describing the Adviser's organization and business, including the quality of the investment research capabilities of the Adviser and the other resources dedicated to performing services for the Fund. The Board noted the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser involved with the Fund, including the portfolio management team's expertise in managing loan portfolios, the integrated platform of the Adviser and its affiliates and the benefits, resources and opportunities of the platform that the Adviser is able to access. Fund management discussed the size and experience of the Adviser's staff, the experience of its key personnel in providing investment management services, and the ability of the Adviser to attract and retain capable personnel. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were also considered. The Board also noted the reputation and track record of the Adviser's organization as a leading manager of credit assets. The Board also noted that investment performance is probative of the quality of services provided.

(b) Investment performance of the Fund and the Adviser — With respect to investment performance of the Fund and the Adviser, the Board reviewed statistical information concerning the Fund's investment performance in relation to its

Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

October 31, 2017 (Unaudited)

stated objective, as well as comparative data with respect to the performance of unaffiliated closed-end funds employing similar investment strategies provided by the Adviser as well as the comparative information provided by Broadridge. Representatives of the Adviser reviewed with the Board the Fund's performance and discussed the Fund's stock price and net asset value, and its yield based on both. In connection with its review, the Board discussed the results of the performance comparisons provided by the Adviser and Broadridge.

In reviewing the Adviser's report, the Board took into consideration that the Adviser identified senior loan closed-end funds and hybrid credit closed-end funds that invest across several credit-oriented asset classes as the peer categories the Adviser believed were most comparable to the Fund given the Fund's flexible mandate and focus on senior secured bank loans, high yield bonds and collateralized loan obligations ("CLOs"). The Board noted that the Fund's cumulative market return and NAV return had outperformed the average return of the senior loan closed-end funds in the year-to-date, one- and three-year periods ended June 30, 2017 while the Fund's cumulative market return had underperformed and its NAV return had outperformed for the since inception annualized period ended June 30, 2017. In comparison to the average hybrid credit peer group's market and NAV returns, the Board noted that the Fund's cumulative market return and NAV return had outperformed in the year-to-date and one-year periods ended June 30, 2017 and that in the three-year and since inception annualized period ended June 30, 2017, the Fund's cumulative market return had underperformed and its NAV return had outperformed.

The Board noted, in reviewing the Broadridge report, that the Fund's total return performance, on a net asset value basis, outperformed the Performance Group median and average returns for the year-to -date, one-, two- and three-year periods ended June 30, 2017, which placed the Fund in the first quintile of the Performance Group for the year-to-date period, and the second quintile of the Performance Group for the one-, two-, and three-year periods ending on that date.

Representatives of the Adviser noted that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the Fund and comparable funds, highlighting, in particular, the difficulty in finding an appropriate universe of comparable funds. In discussing the Fund's performance, they noted, among other things, the outperformance may be attributable to: the Fund's exposure to CLO debt and equity as well as high yield bonds.

(c) Cost of the services provided and profits realized by the Adviser from the relationship with the Fund — The Board considered information about the profitability of the Fund to the Adviser, as well as the costs of services provided by the Adviser to the Fund. The Board received and reviewed information relating to the financial condition of the Adviser's parent, Ares Management, L.P. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the Fund and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by the Adviser and its affiliates.

(d) Economies of scale and whether fee levels reflect these economies of scale — The Board considered the extent to which economies of scale are expected to be realized and whether fee levels reflect these economies of scale. It was noted that, because the Fund is a closed-end fund, any increase in asset levels generally would have to come from material appreciation through investment performance absent a special corporate action such as a material acquisition or an offering of additional shares.

(e) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients — The Board reviewed the results of the expense comparisons provided by the Adviser and Broadridge. The Board discussed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds as contained in Broadridge's report and discussed the results of the comparisons. The Board noted that the Fund's contractual management fee, based on common assets, was below the Expense Group median, and that the Fund's actual management fee, based on common assets alone, was above the Expense Group median and the Expense Universe median. The Board further noted that based on common assets and leveraged assets, the Fund's actual management fee was above the Expense Group and Expense Universe medians. The Board also noted that the Fund's total expenses, both based on common assets alone and on common assets and leveraged assets, were above the Expense Group and Expense Universe medians.

Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

October 31, 2017 (Unaudited)

In analyzing the comparative expense information provided by the Adviser, it was noted that the Fund's expense ratio was below the average of the senior loan closed-end fund peer group and above the average of the hybrid credit closed-end fund peer group, and below the average of the two groups taken together, based on information extracted from the annual reports of the peer group funds. The Board considered that pursuant to the terms of the Investment Advisory Agreement, after the Fund's second fiscal year, which ended on October 31, 2014, the Fund began reimbursing the Adviser for its cost of providing certain accounting, legal, clerical or administrative services to the Fund by employees of the Adviser or its affiliates. Representatives of the Adviser noted that although the Fund's use of leverage is an expense, the use of leverage has contributed positively to the Fund's return.

In discussing the Fund's management fees and expenses, representatives of the Adviser noted, among other things, that the Adviser believes the management fees and expenses are reasonable when compared to, and are consistent with, other alternative strategy funds and portfolios. Representatives of the Adviser also noted that the Fund's investment strategy of investing in loans, high yield bonds and CLOs requires additional expertise and expense related to trade support, pricing and valuation, marketing, investor education and regulatory monitoring. In addition, representatives of the Adviser noted that the Fund's size is smaller than the average and median of the peer group, and thus has a smaller capital base over which to spread fixed costs.

Representatives of the Adviser also reviewed with the Board the management or investment advisory fees paid by commingled funds or separately managed accounts advised by the Adviser or its affiliates that are considered to have similar investment strategies and policies as the Fund (the "Similar Clients"), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the Fund's management fee.

(f) Benefits derived or to be derived by the Adviser from its relationship with the Fund — The Board also considered the extent to which benefits other than the fees and reimbursement amounts pursuant to the Investment Advisory Agreement might accrue to the Adviser and its affiliates from their relationships with the Fund. The Board noted in this regard that neither the Adviser nor its affiliates trade with the Fund, or execute portfolio transactions on its behalf, and that the Adviser had confirmed that the Fund does not invest in securities issued by affiliates of the Adviser, including CLOs sponsored by the Adviser. However, it recognized that the Adviser might derive reputational and other benefits from its association with the Fund.

Conclusion

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Investment Advisory Agreement. Based on the discussions and considerations at the Meeting, and in reliance on information received on a routine and regular basis throughout the year relating to the operations of the Fund and the investment management and other services provided under the Investment Advisory Agreement, the Board, including the Independent Directors voting separately, voted to approve the renewal of the Investment Advisory Agreement for an additional one-year period.

Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

October 31, 2017 (Unaudited)

Stockholder Meeting Results

On June 29, 2017, ARDC held a Regular Meeting of Stockholders for the election of Directors. The proposal was approved by ARDC's stockholders and the results of the voting were as follows:

NAME	FOR	WITHHELD
Bruce H. Spector	19,404,820.86	588,614.83

David A. Sachs, Seth J. Brufsky, James K. Hunt, John J. Shaw and Bruce H. Spector continue to serve in their capacities as Directors of ARDC.

Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

October 31, 2017 (Unaudited)

Investment Adviser

Ares Capital Management II LLC
2000 Avenue of the Stars, 12th Floor
Los Angeles CA 90067

Administrator Custodian and Transfer Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DRIP Administrator

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Investor Support Services

Destra Capital Investments LLC
901 Warrenville Road, Suite 15
Lisle, IL 60532

Independent Registered Public Accounting Firm

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, CA 90017

Fund Counsel

Willkie Farr & Gallagher LLP
787 7th Avenue
New York, NY 1001

Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

October 31, 2017 (Unaudited)

Privacy Notice

We are committed to maintaining the privacy of our shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we will not receive any non-public personal information about shareholders of the common stock of the Fund, although certain of our shareholders' non-public information may become available to us. The non-public personal information that we may receive falls into the following categories:

•  Information we receive from shareholders, whether we receive it orally, in writing or electronically. This includes shareholders' communications to us concerning their investment;

•  Information about shareholders' transactions and history with us; or

•  Other general information that we may obtain about shareholders, such as demographic and contact information such as address.

We do not disclose any non-public personal information about shareholders, except:

•  to our affiliates (such as our investment adviser) and their employees that have a legitimate business need for the information;

•  to our service providers (such as our administrator, accountants, attorneys, custodians, transfer agent, underwriter and proxy solicitors) and their employees as is necessary to service shareholder accounts or otherwise provide the applicable service;

•  to comply with court orders, subpoenas, lawful discovery requests, or other legal or regulatory requirements; or

•  as allowed or required by applicable law or regulation.

When the Fund shares non-public shareholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our shareholders' privacy. The Fund does not permit use of shareholder information for any non-business or marketing purpose, nor does the Fund permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

The Fund's service providers, such as their adviser, administrator, and transfer agent, are required to maintain physical, electronic, and procedural safeguards to protect shareholder nonpublic personal information; to prevent unauthorized access or use; and to dispose of such information when it is no longer required.

Personnel of affiliates may access shareholder information only for business purposes. The degree of access is based on the sensitivity of the information and on personnel need for the information to service a shareholder's account or comply with legal requirements.

If a shareholder ceases to be a shareholder, we will adhere to the privacy policies and practices as described above. We may choose to modify our privacy policies at any time. Before we do so, we will notify shareholders and provide a description of our privacy policy.

In the event of a corporate change in control resulting from, for example, a sale to, or merger with, another entity, or in the event of a sale of assets, we reserve the right to transfer your non-public personal information to the new party in control or the party acquiring assets.

Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

October 31, 2017 (Unaudited)

Directors

Name, Address(1) and Age	Position(s) Held with the Fund	Length of Time Served and Term of Office	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(3) Overseen by the Director or Nominee	Other Public Company Board Memberships During Past Five Years
Interested Directors(2)
David A. Sachs (58)	Director and Chairman of the Board	Since 2011***	Partner, Ares Management, L.P.	2	Terex Corporation; CION Ares Diversified Credit Fund
Seth J. Brufsky (51)	President, Chief Executive Officer, Director and portfolio manager of ARDC	Since 2012**	Mr. Brufsky is a Partner and Co-Head and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group and a member of the Management Committee of Ares Management. Mr. Brufsky also serves as a Director, President and Chief Executive Officer and one of three Portfolio Managers of ARDC. Additionally, he serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee and the Ares Dynamic Credit Allocation Fund Investment Committee. He has served as Director, President and Chief Executive Officer of ARDC since 2012.	1	None

Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

October 31, 2017 (Unaudited)

Directors

Name, Address(1) and Age	Position(s) Held with the Fund	Length of Time Served and Term of Office	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(3) Overseen by the Director or Nominee	Other Public Company Board Memberships During Past Five Years
Independent Directors
James K. Hunt (66)	Director	Since 2016***	Consultant, Tournament Capital Advisors, LLC; from 2015 to 2016, Managing Partner and Chief Executive Officer, Middle Market Credit platform — Kayne Anderson Capital Advisors LLC; from 2014 to 2015, Chairman, THL Credit, Inc.; from 2010 to 2014, Chief Executive Officer and Chief Investment Officer, THL Credit, Inc. and THL Credit Advisors LLC	2	PennyMac Financial Services, Inc.; CION Ares Diversified Credit Fund
John J. Shaw (66)	Director	Since 2012**	Independent Consultant; prior to 2012, President, St. Louis Rams	2	CION Ares Diversified Credit Fund
Bruce H. Spector (75)	Director	Since 2014*	Independent Consultant; from 2007 to 2013, Senior Advisor, Apollo Global Management LLC (private equity)	2	The Private Bank of California (2007- 2013); CION Ares Diversified Credit Fund

(1)  The address of each Director is care of the Secretary of the Fund at 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067.

(2)  "Interested person," as defined in the Investment Company Act, of the Fund. Mr. Sachs and Mr. Brufsky are interested persons of the Fund due to their affiliation with the Adviser.

(3)  The term "Fund Complex" means two or more registered investment companies that share the same investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies or hold themselves out to investors as related companies for the purpose of investment and investor services.

* Term continues until the Fund's 2020 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

** Term continues until the Fund's 2018 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

*** Term continues until the Fund's 2019 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

October 31, 2017 (Unaudited)

Officers

Name, Address(1) and Age	Position(s) Held with Funds	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Seth J. Brufsky (51)	President, Chief Executive Officer, Director and portfolio manager of ARDC	Since 2012

Mr. Brufsky is a Partner and Co-Head and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group and a member of the Management Committee of Ares Management. Mr. Brufsky also serves as a Director, President and Chief Executive Officer and one of three Portfolio Managers of ARDC. Additionally, he serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee and the Ares Dynamic Credit Allocation Fund Investment Committee. He has served as Director, President and Chief Executive Officer of ARDC since 2012.

Penni F. Roll (52)	Treasurer	Since 2016

Ms. Roll is a Partner and the Chief Financial Officer of the Ares Credit Group. She also serves as the Chief Financial Officer of Ares Capital Corporation (NASDAQ:ARCC), American Capital Senior Floating, Ltd. (NASDAQ:ACSF) and CION Ares Diversified Credit Fund. She joined Ares in April 2010 as Executive Vice President — Finance of Ares Capital Management.

Brett A. Byrd (50)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014

Mr. Byrd is a Principal and Deputy CCO in the Ares Compliance Group. Additionally, Mr. Byrd has served as Chief Compliance Officer and Anti-Money Laundering Officer of ARDC since September 2014. He joined Ares in February 2011 and is a Principal and Deputy CCO in the Ares Compliance Group

Scott Lem (40)	Chief Financial Officer	Since 2016

Mr. Lem is a Managing Director and Chief Accounting Officer, Credit (Direct Lending) in the Ares Finance Department. Mr. Lem additionally serves as Chief Accounting Officer, Vice President and Treasurer of Ares Capital Corporation ("ARCC") and Chief Accounting Officer of American Capital Senior Floating, Ltd. (NASDAQ:ACSF). He also serves as Treasurer of CION Ares Diversified Credit Fund. Mr. Lem previously served as Assistant Treasurer of ARCC from May 2009 to May 2013. Mr. Lem joined Ares in 2003.

Daniel J. Hall (38)	General Counsel, Chief Legal Officer and Secretary	Since 2012

Mr. Hall is a Managing Director and Co -General Counsel (Credit) in the Ares Legal Group. He has served as General Counsel, Chief Legal Officer and Secretary of ARDC since 2012 and as General Counsel, Chief Legal Officer and Secretary of CION Ares Diversified Credit Fund since 2016. Mr. Hall joined Ares in 2009.

Michael Weiner (65)	Vice President and Assistant Secretary	Since 2012

Mr. Weiner is Executive Vice President and Chief Legal Officer of Ares Management GP LLC, Ares' general partner, a Partner and General Counsel in the Ares Legal Group and a member of the firm's Management Committee. Mr. Weiner has been an officer of ARCC since 2006, including General Counsel from September 2006 to January 2010, and also serves as Vice President of Ares Commercial Real Estate Corporation. He additionally serves as a member of the Ares Operations Management Group and the Ares Enterprise Risk Committee. He has served as Vice President and Assistant Secretary of ARDC since 2012 and as Vice President and Assistant Secretary of CION Ares Diversified Credit Fund since 2016. Mr. Weiner joined Ares in September 2006.

Keith Ashton (50)	Vice President and portfolio manager of ARDC	Since 2013

Mr. Ashton is a Partner in the Ares Credit Group, Co-Head and Portfolio Manager of Structured Credit and a member of the Management Committee of Ares Management. Additionally, he serves as a member of the Ares Credit Group's Global Structured Credit Investment Committee and the Ares Dynamic Credit Allocation Fund Investment Committee. Mr. Ashton has also served as Vice President and one of three Portfolio Managers of ARDC since 2013. Mr. Ashton joined Ares in 2011.

Daniel Hayward (31)	Vice President	Since 2016

Mr. Hayward is a Managing Director and Co-Portfolio Manager in the Ares Credit Group. Additionally, he serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. Mr. Hayward has served as Vice President of ARDC since 2016. Mr. Hayward joined Ares in 2012.

Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

October 31, 2017 (Unaudited)

Officers

Name, Address(1) and Age	Position(s) Held with Funds	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Ann Kono (42)	Vice President	Since 2013

Ms. Kono currently serves as a Partner and Chief Information and Risk Officer of Ares Management and is a member of the Management Committee of Ares Management. She additionally serves as a member of the Ares Operations Management Group and the Ares Enterprise Risk Committee. She has served as Vice President of ARDC since 2013 and as Vice President of the CION Ares Diversified Credit Fund since 2016. Ms. Kono joined Ares in 2007.

John A. Leupp (52)	Vice President and portfolio manager of ARDC	Since 2013

Mr. Leupp is a Partner in the Ares Credit Group and the Co-Head and Portfolio Manager of U.S. Liquid Credit, where he is responsible for managing Ares' U.S. high yield and bank loan credit strategies. He is additionally a member of the Management Committee of Ares Management. In addition, he serves as a member of the Ares Credit Group's U.S. Liquid Credit and Private Credit Solutions Investment Committees and the Ares Dynamic Credit Allocation Fund Investment Committee. He has served as Vice President of ARDC since 2013 and as one of three Portfolio Managers of ARDC since 2015. Mr. Leupp joined Ares in 2003.

(1) The address of each officer is care of the Secretary of the Fund at 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067.

Annual Report 2017

Item 2.  Code of Ethics.

(a)                                 Ares Dynamic Credit Allocation Fund, Inc. (the “Fund”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer (the “Code of Ethics”).

(c)                                  The Fund has not made any amendment to its Code of Ethics during the period covered by this Form N-CSR.

(d)                                 There have been no waivers, including any implicit waivers, granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for this Form N-CSR.

(e)                                  Not applicable.

(f)                                   A copy of the Fund’s Code of Ethics is attached hereto as exhibit 13(a)(1).

Item 3.  Audit Committee Financial Expert.

(a)(1)                  The Board of Directors of the Fund has determined that the Fund has two members serving on the Fund’s Audit Committee that possess the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2)                  The names of the audit committee financial experts are John Joseph Shaw and James K. Hunt.  Each of Messrs. Shaw and Hunt has been deemed to be “independent” for the purpose of this Item because he is not an “interested person” of the Fund as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) and does not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund.

Item 4.  Principal Accountant Fees and Services.

(a)                                 Audit Fees

For the fiscal year ended October 31, 2016 and for the fiscal year ended October 31, 2017, Ernst & Young LLP (“E&Y”), the Fund’s independent registered public accounting firm, billed the Fund aggregate fees of $130,000 and $130,000, respectively, for professional services rendered for the audit of the Fund’s annual financial statements or for services normally provided by E&Y in connection with statutory and regulatory filings or engagements.

(b)                                 Audit-Related Fees

For the fiscal year ended October 31, 2016 and for the fiscal year ended October 31, 2017, the aggregate fees billed for assurance and related services rendered by E&Y that are reasonably related to the performance of the audit or review of the Fund’s financial statements and that are not reported under Audit Fees above were $0 and $0, respectively.

For the fiscal year ended October 31, 2016 and for the fiscal year ended October 31, 2017, aggregate Audit-Related Fees billed by E&Y that were required to be approved by the Fund’s Audit Committee for audit-related services rendered to the Fund’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund (the “Affiliated Service Providers”) that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(c)                                  Tax Fees

For the fiscal year ended October 31, 2016 and for the fiscal year ended October 31, 2017, E&Y billed the Fund aggregate fees of $11,000 and $11,000, respectively, for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

For the fiscal year ended October 31, 2016 and for the fiscal year ended October 31, 2017, the aggregate Tax Fees billed by E&Y that were required to be approved by the Fund’s Audit Committee for tax compliance, tax advice and tax planning services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(d)                                 All Other Fees

For the fiscal year ended October 31, 2016 and for the fiscal year ended October 31, 2017, the aggregate fees billed by E&Y to the Fund for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0, respectively.

For the fiscal year ended October 31, 2016 and for the fiscal year ended October 31, 2017, the aggregate fees in this category billed by E&Y that were required to be approved by the Fund’s Audit Committee for services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(e)(1)                   Audit Committee’s Pre-Approval Policies and Procedures

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to the provision of non-auditing services to the Fund by the Fund’s independent registered public accounting firm may be waived by the Audit Committee under the circumstances described in the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(e)(2)                   Percentage of Services

All of the audit and tax services described above for which E&Y billed the Fund fees for the fiscal years ended October 31, 2016 and October 31, 2017, were pre-approved by the Audit Committee.

For the fiscal years ended October 31, 2016 and October 31, 2017, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by E&Y.

(f)                                   Not applicable.

(g)                                  For the fiscal year ended October 31, 2016 and for the fiscal year ended October 31, 2017, aggregate non-audit fees billed by E&Y for services rendered to the Fund were $0 and $0, respectively.

For the fiscal year ended October 31, 2016 and for the fiscal year ended October 31, 2017, aggregate non-audit fees billed by E&Y for services rendered to the Affiliated Service Providers were $2,910,000 and $8,943,000, respectively.

(h)                                 E&Y notified the Fund’s Audit Committee of all non-audit services that were rendered by E&Y to the Fund’s Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of

Rule 2-01 of Regulation S-X, allowing the Fund’s Audit Committee to consider whether such services were compatible with maintaining E&Y’s independence.

Item 5.  Audit Committee of Listed Registrants.

(a)                                 The Fund has a separately-designated Audit Committee established in accordance with Section 3(a)(58)(A) of the 1934 Act.  The members of the Fund’s Audit Committee are John Joseph Shaw, James K. Hunt and Bruce H. Spector.

(b)                                 Not applicable.

Item 6.  Investments.

(a)                                 Schedule of Investments is included as part of Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Attached to this Form N-CSR as exhibit 13(a)(5) is a copy of the proxy voting policies and procedures of the Fund and its investment adviser.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  As of January 8, 2018, the portfolio managers of the Fund are as follows:

Seth J. Brufsky

Founding Member, Senior Partner, and Portfolio Manager (since inception)

Investment Experience:

Mr. Brufsky is a Partner in the Ares Credit Group, Co-Head of the U.S. Liquid Credit Group, Portfolio Manager in the Ares Credit Group and a member of the Management Committee of Ares Management. Mr. Brufsky also serves as a Director, President, Chief Executive Officer and one of three Portfolio Managers of the Fund. Additionally, he serves as a member of the Ares Credit Group’s U.S. Liquid Credit Investment Committee and the Ares Dynamic Credit Allocation Fund Investment Committee. Prior to joining Ares in 1998, Mr. Brufsky was a member of the Corporate Strategy and Research Group of Merrill Lynch & Co., where he focused on analyzing and marketing non-investment grade securities and was acknowledged by Institutional Investor as a member of the top-ranked credit analyst team during each year of his tenure. Previously, Mr. Brufsky was a member of the Institutional Sales and Trading Group of the Global Fixed Income Division at Union Bank of Switzerland. Mr. Brufsky serves on the Board of Directors of the Luminescence Foundation, a charitable giving organization.

Mr. Brufsky graduated from Cornell University with a B.S. in Applied Economics and Business Management and received his M.B.A. in Finance with honors from the University of Southern California’s Marshall School of Business, where he was awarded the Glassick Scholarship for academic achievement.

Keith Ashton

Portfolio Manager (since inception)

Investment Experience:

Mr. Ashton is a Partner in the Ares Credit Group, Co-Head and Portfolio Manager of Structured Credit and a member of the Management Committee of Ares Management. Mr. Ashton serves as a Vice President and one of three Portfolio Managers for the Fund. Additionally, he serves as a member of the Ares Credit Group’s Global Structured Credit Investment Committee and the Ares Dynamic Credit Allocation Fund Investment Committee. Prior to joining Ares in 2011, Mr. Ashton was a Partner at Indicus Advisors LLP, where he focused on launching the global structured credit business in May 2007. Previously, Mr. Ashton was a Portfolio Manager and Head of Structured Credit at TIAA-CREF, where he focused on managing a portfolio of structured credit investments and helped launch TIAA’s institutional asset management business. Mr. Ashton’s experience as an investor in alternative fixed income products spans virtually all securitized asset classes, including CLOs, consumer and commercial receivables, insurance and legal settlements, small business and trade receivables, whole business securitizations, timeshare and other mortgage-related receivables, and esoteric asset classes such as catastrophe risk and intellectual property.

Mr. Ashton earned a B.A. in Economics from Brigham Young University and received his M.B.A. in Finance & Accounting from the William E. Simon School of Business, University of Rochester.

John Leupp

Portfolio Manager (since 2015)

Investment Experience:

Mr. Leupp is a Partner in the Ares Credit Group and the Co-Head and Portfolio Manager of U.S. Liquid Credit, where he is responsible for managing Ares’ U.S. high yield and bank loan credit strategies. He is additionally a member of the Management Committee of Ares Management. Mr. Leupp serves as a Vice President and one of three Portfolio Managers for the Fund. Additionally, he serves as a member of the Ares Credit Group’s U.S. Liquid Credit and Private Credit Solutions Investment Committees and the Ares Dynamic Credit Allocation Fund Investment Committee. Prior to joining Ares in 2003, Mr. Leupp was a Director in the Fixed Income Department of Credit Suisse First Boston (formerly DLJ), where he focused on the gaming, lodging and leisure industries. Previously, Mr. Leupp was a High Yield Research Analyst at Libra Investments, where he focused on covering various industries.

Mr. Leupp earned a B.S. from Santa Clara University in Finance and an M.A. from the University of California, Los Angeles, in Economics.

(a)(2)  As of October 31, 2017, the Portfolio Managers were primarily responsible for the day-to-day portfolio management of the following accounts:

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (in millions)	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance (in millions)
Seth J. Brufsky	Registered investment companies	9	$3,631	0	$0
	Other pooled investment vehicles	24	$12,453	20	$2,314
	Other accounts	20	$6,586	5	$11,876

Keith Ashton	Registered investment companies	1	$624	0	$0
	Other pooled investment vehicles	3	$823	3	$823
	Other accounts	9	$3,769	2	$730

John Leupp	Registered investment companies	9	$3,631	0	$0
	Other pooled investment vehicles	4	$576	0	$0
	Other accounts	13	$3,190	0	$0

Material Conflicts of Interest:

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account.

Certain inherent conflicts of interest arise from the fact that the Portfolio Managers, Ares Capital Management II LLC (the “Adviser”) and its affiliates provide investment advisory and administration services both to the Fund and the other Ares-advised funds, which include other funds, as well as client accounts, proprietary accounts and any other investment vehicles that the Adviser and its affiliates may establish from time to time, managed by the Adviser and its affiliates in which the Fund will not have an interest. The investment program of the Fund and the other Ares-advised funds may or may not be substantially similar. The Portfolio Managers, the Adviser and its affiliates may give advice and recommend securities to the other Ares-advised funds that may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be the same or similar to those of the Fund.

The Adviser will seek to manage potential conflicts of interest in good faith; nonetheless, the portfolio strategies employed by the Portfolio Managers, the Adviser and its affiliates in managing the other Ares-advised funds could conflict with the transactions and strategies employed by the Portfolio Managers in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Fund and the other Ares-advised funds. The Adviser has adopted allocation procedures that are intended to provide that all investment opportunities will be allocated among the Adviser’s or its related parties’ clients on a basis that over a period of time is fair and equitable to each client relative to other clients consistent with any fiduciary duties owed to clients and in an effort to avoid favoring one client over another, taking into account all relevant facts and circumstances, including (without limitation): (i) differences with respect to available capital, size of client, and remaining life of a client; (ii) differences with respect to investment objectives or current investment strategies, such as objectives or strategies regarding: (a) current and total return requirements, (b) emphasizing or limiting exposure to the security or type of security in question, (c) diversification, including industry or company exposure, currency and jurisdiction, or (d) rating agency ratings; (iii) differences in risk profile at the time an opportunity becomes available; (iv) the potential transaction and other costs of allocating an opportunity among various clients; (v) potential conflicts of interest, including whether a client has an existing investment in the security in question or the issuer of such security; (vi) the nature of the security or the transaction, including minimum investment amounts and the source of the opportunity; (vii) current and anticipated market and general economic conditions; (viii) existing positions in a borrower/loan/security; and (ix) prior positions in a borrower/loan/security.

In general, this policy will result in such opportunities being allocated pro rata (taking into account, among other factors, available cash and the relative capital of the respective funds) among the Fund and the other Ares-advised funds. Nevertheless, investment and/or opportunities may be allocated other than on a pro rata basis, to the extent it is done in good faith and does not, or is not reasonably expected to, result in an improper disadvantage or advantage to one participating Ares-advised fund as compared to another participating Ares-advised fund.

In the event investment opportunities are allocated among the Fund and the other Ares-advised funds, the Fund may not be able to structure its investment portfolio in the manner desired. Although the Adviser endeavors to allocate investment opportunities in a manner that, over a period of time, is fair and equitable, it is possible that the Fund may not be given the opportunity to participate in certain investments made by the other Ares-advised funds or portfolio managers affiliated with the Adviser. Furthermore, the Fund and the other Ares-advised funds may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by the Fund and the other Ares-advised funds. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

It is likely that other Ares-advised funds may make investments in the same or similar securities at different times and on different terms than the Fund. The Fund and the other Ares-advised funds may make investments at different levels of a borrower’s capital structure or otherwise in different classes of a borrower’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the Fund may benefit the other Ares-advised funds. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more Ares-advised funds, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more Ares-advised funds.

While these conflicts cannot be eliminated, the Adviser, when practicable, will cause the Fund and the other Ares-advised funds to hold investments in the same levels of an issuer’s capital structure in the same proportion at each level; provided, however, that neither the Fund nor any other Ares-advised fund will be required to hold an investment if holding such investment would result in a violation of the provisions of the organizational documents of the Fund or the other Ares-advised fund, as applicable, or constitute a breach of, or default or debt repayment event with respect to, any credit facility or other debt instrument or obligation.

Although the professional staff of the Adviser will devote as much time to the management of the Fund as the Adviser deems appropriate to perform its obligations, the professional staff of the Adviser may have conflicts in allocating its time and services among the Fund and the Adviser’s other investment vehicles and accounts. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and their officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the monies of other clients of the Adviser.

(a)(3)  Compensation Structure of Portfolio Manager(s) or Management Team Members

The Adviser’s financial arrangements with the Portfolio Managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The Portfolio Managers may receive all or some combination of salary, an annual bonus and interests in the carried interest in certain of Ares’ funds.

Base Compensation.

Generally, when the Portfolio Managers receive base compensation it is based on their individual seniority and their position within the firm.

Discretionary Compensation.

In addition to base compensation, the Portfolio Managers may receive discretionary compensation. Discretionary compensation may be based on individual seniority and contribution, and, if applicable, may include distributions on equity interests of the Adviser’s ultimate parent company held by each Portfolio Manager, if any.

(a)(4) Ownership of Securities

The following table sets forth, for each Portfolio Manager, the aggregate dollar range of the Fund’s equity securities beneficially owned as of October 31, 2017.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Seth J. Brufsky	$500,001-$1,000,000
Keith Ashton	$10,001-$50,000
John Leupp	$0

(b) Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the twelve months ended October 31, 2017, the following purchases were made by or on behalf of the Fund or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares of the Fund’s equity securities that are registered by the Fund pursuant to Section 12 of the Exchange Act.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 11/01/16 through 11/30/16	10,000	$14.4238	10,000	1,848,733

Month #2 12/01/16 through 12/31/16	9,951	$14.8006	9,951	1,838,782

Month #3 01/01/17 through 01/31/17	5,000	$15.331	5,000	1,833,782

Month #4 02/01/17 through 02/29/17	4,000	$15.6803	4,000	1,829,782

Month #5 03/01/17 through 03/31/17	None	$0	None	1,829,782

Month #6 04/01/17 through 04/30/17	None	$0	None	1,829,782

Month #7 05/01/17 through 05/31/17	None	$0	None	1,829,782

Month #8 06/01/17 through 06/30/17	None	$0	None	1,829,782

Month #9 07/01/17 through 07/31/17	None	$0	None	1,829,782

Month #10 08/01/17 through 08/31/17	383	$16.45	383	1,829,782

Month #11 09/01/17 through 09/30/17	None	$0	None	1,829,782

Month #12 10/01/17 through 10/31/17	None	$0	None	1,829,782

Total	29,334	$15.34	29,334	—

(a), (b)            On November 17, 2015, the Fund announced that its Board of Directors (the “Board”) had authorized the repurchase of shares of common stock of the Fund (the “Common Shares”) on the open market when the Common Shares are trading on the New York Stock Exchange at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the net asset value of the Common Shares.  The Fund is authorized to repurchase up to 10% of its outstanding Common Shares.  The Fund is not required to effect share repurchases.

(c)                                  The above-referenced share repurchase program has no expiration date.

(d), (e)             Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11.  Controls and Procedures.

(a)                                 The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)                                 There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Fund’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)                                 Not applicable.

(b)                                 Not applicable.

Item 13.  Exhibits.

(a)(1)                  Code of Ethics is attached hereto in response to Item 2(f).

(a)(2)                  The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)                  Not applicable.

(a)(4)                  Not applicable.

(a)(5)                  Proxy voting policies and procedures of the Fund and its investment adviser are attached hereto in response to Item 7.

(b)                                 The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.

By:	/s/ Seth J. Brufsky
Seth J. Brufsky
President and Chief Executive Officer

Date:	January 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By:	/s/ Seth J. Brufsky
Seth J. Brufsky
President and Chief Executive Officer

Date:	January 8, 2018

By:	/s/ Scott Lem
Scott Lem
Chief Financial Officer

Date:	January 8, 2018